                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Littelfuse, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 5, 2006

     The annual meeting of the stockholders of Littelfuse, Inc. (the "Company") will be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday, May 5, 2006, at 9:00 a.m., local time, for the following purposes as described in the attached Proxy Statement:

     1. To elect six directors to serve a term of one year or until their successors are elected;

     2. To approve and ratify the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 30, 2006;

     3. To approve the establishment of the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan"), as set forth herein, effective as of March 1, 2006, which would supersede and replace the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans"), except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards;

     4. To approve the establishment of the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Directors Plan"), as set forth herein, effective as of March 1, 2006, which would supersede and replace the Stock Plan for New Directors of Littelfuse, Inc., and, to the extent such plans provided for grants to outside directors, the Prior Plans, except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards;

and to transact such other business as may properly come before the annual meeting or any adjournment thereof.

     Stockholders of record of the Company at the close of business on March 17, 2006, will be entitled to vote at the meeting.

     PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                                        Mary S. Muchoney
                                        Secretary

March 29, 2006
LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                   MAY 5, 2006

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's annual meeting of stockholders to be held on May 5, 2006.

     Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, execution of a subsequent proxy or attendance at the annual meeting and voting in person. Attendance at the annual meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the annual meeting or at any adjournment thereof.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone or in person.

     This Proxy Statement and form of proxy are first being mailed to stockholders on or about March 31, 2006. The Company's 2005 annual report, including audited financial statements, is included in this mailing.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, A VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS DISCUSSED IN PROPOSAL 2, A VOTE FOR THE APPROVAL OF THE EQUITY PLAN AS DISCUSSED IN PROPOSAL 3 AND A VOTE FOR THE APPROVAL OF THE DIRECTORS PLAN AS DISCUSSED IN PROPOSAL 4.

                                     VOTING

     Stockholders of record on the books of the Company at the close of business on March 17, 2006, will be entitled to notice of and to vote at the meeting. A list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of at least 10 days prior to the meeting at the Company's headquarters located at 800 East Northwest Highway, Des Plaines, Illinois 60016 and at LaSalle Bank N.A., 135 South LaSalle Street, Chicago, Illinois 60603, the transfer agent for the Company. The Company had outstanding on March 17, 2006, 22,888,036 shares of its Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the meeting.

     The shares represented by proxies will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR the election of all of the nominees for directors of the Company, FOR the approval and ratification of the appointment of Ernst & Young LLP as independent auditors, FOR the approval of the Equity Plan and FOR the approval of the Directors Plan. In the event any nominee for director is unable to serve, which is not now contemplated, the shares represented by proxies may be voted for a substitute nominee. If any matters are to be presented at the annual meeting other than the matters referred to in this Proxy Statement, the shares represented by proxies will be voted at the discretion of the named proxies.

     The Company's bylaws provide that a majority of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention will have the same effect as a vote "against" the proposal, while a broker non-vote will not be included in vote totals and will have no effect on the outcome of the vote. The affirmative vote by the holders of a majority of the shares present (whether in person or by proxy) at the meeting will be required for the approval of the ratification of Ernst & Young LLP as independent auditors, the Equity Plan and the Directors Plan. With respect to the election of directors, the six nominees who receive the most votes at the meeting will be elected.

                   OWNERSHIP OF LITTELFUSE, INC. COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 17, 2006, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each director, by each executive officer named in the Summary Compensation Table and by all of the directors and executive officers of the Company as a group. Information concerning persons known to the Company to be beneficial owners of more than 5% of its Common Stock is based upon the most recently available reports furnished by such persons on Schedule 13G as filed with the Securities and Exchange Commission (the "Commission").

                                                               NUMBER OF SHARES OF
                                                                   COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ---------------------
                                                                 SHARES    PERCENT
                                                               ---------   -------
Ariel Capital Management, Inc. ............................    2,898,592    12.7%
200 E. Randolph Drive, Suite 2900
Chicago, Illinois 60601

T. Rowe Price Associates, Inc.(2) .........................    2,244,685     9.8%
100 E. Pratt Street
Baltimore, Maryland 21202

Barrow, Hanley, Mewhinney & Strauss, Inc. .................    1,431,810     6.3%
2200 Ross Avenue 31st Floor
Dallas, TX 75201

Columbia Wanger Asset Management, L.P. ....................    1,165,000     5.1%
227 West Monroe Street, Suite 3000
Chicago, IL 60606

Capital Research and Management Company (3) ...............      950,000     4.2%
333 South Hope Street
Los Angeles, CA 90071

Reed Conner & Birdwell, LLC ...............................      885,469     3.9%
11111 Santa Monica Boulevard, Suite 1700
Los Angeles, CA 90025

Howard B. Witt ............................................      110,240        *

John P. Driscoll ..........................................       33,283        *

Anthony Grillo ............................................       72,160        *

Bruce A. Karsh(4) .........................................      182,497        *

John E. Major .............................................       56,544        *

Ronald L. Schubel .........................................       16,643        *

Gordon Hunter .............................................       57,296        *

Philip G. Franklin ........................................      125,500        *

David Samyn ...............................................       19,900        *

David W. Heinzmann ........................................       42,275        *

Dal Ferbert ...............................................       79,135        *

All current directors and executive officers as a group (16
   persons) ...............................................      865,173     3.8%

*    Indicates ownership of less than 1% of Common Stock.

----------
(1) The number of shares outstanding for purposes of calculating the percentages shown includes an aggregate of 22,888,036 shares of Common Stock, which may be acquired through the exercise of stock options within 60 days of March 17, 2006.

(2) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934 ("Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) These securities are owned by various individual and institutional investors for which Capital Research and Management Company ("Capital") serves as investment advisor with power to direct investments. For purposes of the reporting requirements of the Exchange Act, Capital is deemed to be a beneficial owner of such securities; however, Capital expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4) Includes 8,000 shares of Common Stock held in trust for Mr. Karsh's wife and children and 75,000 shares held by the Karsh Family Foundation ("Foundation"). Mr. Karsh disclaims beneficial ownership of all securities held by the Foundation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"), requires the Company's executive officers, directors and holders of more than 10% of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 2005, its executive officers and directors complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its executive officers and directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Six directors are to be elected at the annual meeting to serve terms of one year or until their respective successors have been elected. The nominees for director, all of whom are now serving as directors of the Company, are listed below together with certain biographical information as of March 17, 2006. Except as otherwise indicated, each nominee for director has been engaged in his present principal occupation for at least the past five years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW AS DIRECTORS.

     John P. Driscoll, age 70, has been a director of the Company since February 1998. Mr. Driscoll has been President of Jack Driscoll Enterprises, Inc., a management consulting firm, since 1998. In June of 1998 Mr. Driscoll retired as Executive Vice President of Murata Electronics North America, Inc. where he was responsible for corporate policy and strategy and oversaw government and industry relations. Mr. Driscoll joined Murata Electronics in 1979 as Vice President of Marketing and Sales, was appointed

Senior Vice President Marketing and Sales in 1985 and assumed the position of Executive Vice President in 1995. Mr. Driscoll is a former Vice President of the Components Group of the Electronic Industry Alliance, and a twenty-year member of its Board of Governors. He was also affiliated with the Electronics Component and Technology Conference and the Japan American Society. Mr. Driscoll has been determined by the Board to be "independent" under the listing standards of the Nasdaq Stock Market ("NASDAQ") on which the Company's Common Stock is listed.

     Anthony Grillo, age 50, has been a director of the Company since December 1991. Mr. Grillo is the founder and Chief Executive Officer of American Securities Advisors, LLC an advisory and investment firm established in 2005. From 2001 through 2004, Mr. Grillo was a Senior Managing Director of Evercore Partners, Inc. where he founded the restructuring practice for the firm. From 1999 through 2001 Mr. Grillo was a Senior Managing Director of Joseph Littlejohn & Levy, Inc., a private equity firm. For eight years previous, Mr. Grillo was a Senior Managing Director of the Blackstone Group L.P., an investment banking firm. During those years, he was the co-founder of Blackstone's Restructuring and Reorganization Group, Chief Operating Officer of the firm's M&A practice and a member of its Investment Committee. Mr. Grillo has been determined by the Board to be "independent" under NASDAQ listing standards.

     Gordon Hunter, age 54, has been a director of the Company since June 2002 and became the Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. in January 2005. Mr. Hunter became the Chief Operating Officer of the Company in November 2003. Prior to joining the Company, Mr. Hunter was Vice President, Intel Communications Group, and General Manager, Optical Products Group. Mr. Hunter was responsible for managing Intel's access and optical communications business segments within the Intel Communications Group. Prior to joining Intel in February 2002, he served as President of Elo TouchSystems, a subsidiary of Raychem Corporation. He also served in a variety of positions during a 20-year career at Raychem Corporation, including Vice President of Commercial Electronics and a variety of sales, marketing, engineering and management positions.

     Bruce A. Karsh, age 50, has been a director of the Company since December 1991. Mr. Karsh is President and co-founder of Oaktree Capital Management, LLC, an investment advisory firm with over $30 billion of assets under management, and has been with Oaktree since 1995. From 1987 through 1995 Mr. Karsh was with The TCW Group, Inc. where he established the TCW Special Credits group of funds and had primary portfolio management responsibility for their operation. Mr. Karsh has been determined by the Board to be "independent" under NASDAQ listing standards.

     John E. Major, age 60, has been a director of the Company since December 1991. Mr. Major has been President of MTSG, a strategic consulting and investments company, since 2003. From 2000 through 2003 he was Chairman and CEO of Novatel Wireless Inc., which provides wireless data access solutions for PDAs and notebook PCs. From 1998 through 1999 he was Chief Executive Officer of Wireless Knowledge, a QUALCOMM and Microsoft joint venture. Before joining Wireless Knowledge in 1998, Mr. Major served as Corporate Executive Vice President of QUALCOMM, Inc. and President of its Wireless Infrastructure Division. Prior to joining QUALCOMM in 1996, Mr. Major served as Senior Vice President and Staff Chief Technical Officer at Motorola, Inc. Mr. Major serves on the Board of Directors of Verilink Corporation, Broadcom Corporation and Lennox International Inc., all reporting companies under the Exchange Act. Mr. Major has been determined by the Board to be "independent" under NASDAQ listing standards.

     Ronald L. Schubel, age 62, has been a Director of the Company since June 2002. Mr. Schubel is Corporate Executive Vice President and President of the Americas Region for Molex Incorporated, a global manufacturer of interconnect systems. He began his career with Molex in 1981, spending four years in Singapore as President of the Far East South Region. Prior to joining Molex, Mr. Schubel worked for General Motors for 15 years. His last position with General Motors was Director of Operations for the Packard Electronics Division. Mr. Schubel has been determined by the Board to be "independent" under NASDAQ listing standards.

INFORMATION CONCERNING BOARD OF DIRECTORS AND ITS COMMITTEES

     COMPENSATION OF DIRECTORS. Directors who are not employees of the Company are paid an annual Director's fee of $40,000, $1,500 for each of the four regularly scheduled Board meetings attended and $1,000 for attendance at any special teleconference Board or Committee meetings, plus reimbursement of reasonable expenses relating to attendance at meetings. The Lead Director is paid an additional $7,500 annually, the Chairman of the Audit Committee is paid an additional $10,000 annually and the Chairman of the Compensation Committee is paid an additional $5,000 annually. No fees are paid to Directors who are also full-time employees of the Company.

     Under the Littelfuse Deferred Compensation Plan for Non-employee Directors, a non-employee director, at his election, may defer receipt of his director's fees. Such deferred fees are used to purchase shares of Littelfuse Common Stock, and such shares and any distributions thereon are deposited with a third party trustee for the benefit of the director until the director ceases to be a director of the Company. All non-employee directors have elected to be compensated in Common Stock under the Littelfuse Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan").

     The 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Stock Plan") provides for a grant at each annual meeting of the Board of Directors to each non-employee Director of non-qualified stock options to purchase 5,000 shares of Common Stock at the fair market value on the date of grant. Accordingly, on May 6, 2005, Messrs. Driscoll, Grillo, Karsh, Major, Schubel and Witt were each granted an option to purchase 5,000 shares of Common Stock.

     ATTENDANCE AT MEETINGS. The Board of Directors held eight meetings during fiscal year 2005. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. It is the policy of the Company that all of the directors attend the annual meeting of the stockholders of the Company.

     Independent members of the Board of Directors of the Company meet in executive session without management present at least two times per year. Stockholders wishing to communicate directly with the Board or individual directors should communicate in writing to the Corporate Secretary of the Company, who will in turn promptly forward such communication to the directors.

     AUDIT COMMITTEE. It is the responsibility of the Audit Committee to, among other things, (i) recommend each year to the Board of Directors independent auditors to audit the financial statements of the Company and its consolidated subsidiaries, (ii) review the scope of the audit plan, (iii) discuss with the auditors the results of the Company's annual audit and any related matters, (iv) pre-approve all audit services; (v) pre-approve all permissible non-audit services to be performed by the Company's auditors; and (vi) review transactions posing a potential conflict of interest among the Company and its Directors, officers and affiliates. A copy of the Audit Committee Charter is available on the Company's website at www.littelfuse.com. The Audit Committee met ten times in 2005. Members of the Audit Committee are John E. Major, Ronald L. Schubel and Anthony Grillo, the Chairman of the Committee, all of whom have been deemed by the Board to be "independent" under the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. The Board of Directors has determined that Anthony Grillo is an "audit committee financial expert" based on his experience as a certified public accountant, investment banker and private equity investor.

     NOMINATING AND GOVERNANCE COMMITTEE. It is the responsibility of the Nominating and Governance Committee to identify individuals qualified to serve on the Board of Directors and to recommend those individuals the Board should nominate for election at the Company's annual meeting of stockholders. The Nominating and Governance Committee will consider nominees for the Board of Directors recommended by stockholders, using the same evaluation process as for any other candidate. Recommendations should be submitted to the Secretary of the Company at the Company's principal executive offices. The Board of Directors has adopted a charter for the Nominating and Governance Committee. A copy of that charter is available on the Company's website at www.littelfuse.com. The Nominating and Governance Committee met one time during 2005. The Nominating and Governance Committee reviewed the performance of all of the current members of the Board of Directors and determined and recommended to the Board that all of the current directors should be nominated for re-election. In making this recommendation, consideration was given to matters such as attendance at meetings, preparation for meetings, input at meetings, interaction with other board members, and other tangible or intangible benefits their service as directors brought to the Company. No other candidates were recommended or evaluated. Members of the Nominating and Governance Committee are Ronald L. Schubel, the Chairman of the Committee, John P. Driscoll and Bruce A. Karsh, each of whom have been deemed by the Board to be independent under NASDAQ listing standards.

Director Qualification Standards

     The Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including the following:

     -    Experience as an executive or director of a publicly traded company;

     -    Familiarity with the business of the Company and its industry;

     - Availability to actively participate in meetings of the Board of Directors and attend the annual meeting of stockholders;

     - Knowledge and experience in the preparation or evaluation of financial statements;

     -    Diversity;

     - Satisfaction of the criteria for independence established by the Commission and NASDAQ listing standards, as they may be amended from time to time; and

     - Ability to interact in a productive manner with the other members of the Board of Directors.

     COMPENSATION COMMITTEE. It is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to compensation and benefit programs, including the stock-based plans, for Directors and executive officers of the Company and its subsidiaries. The Compensation Committee met nine times in 2005. Members of the Compensation Committee are Bruce A. Karsh and John P. Driscoll, the Chairman of the Committee.

     TECHNOLOGY COMMITTEE. It is the responsibility of the Technology Committee to review the research and development activities of the Company and ensure the Company maximizes the use of technology throughout the organization. The Technology Committee met three times in 2005. Members of the Technology Committee are John E. Major, Ronald L. Schubel and Gordon Hunter, the Chairman of the Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Bruce A. Karsh and John P. Driscoll served on the Compensation Committee during fiscal 2005. No executive officer of the Company served as a member of the compensation committee, or a board of directors performing equivalent functions, of any entity that had one or more of its executive officers serving as a member of the Company's Compensation Committee.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Chief Executive Officer and each of the other four most highly compensated executive officers (the "named executive officers") for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                                  AWARDS
                                                                      ------------------------------
                                              ANNUAL COMPENSATION      RESTRICTED       SECURITIES
                                            -----------------------   STOCK AWARDS      UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)(1)      ($)(2)      OPTIONS/SARS(#)   COMPENSATION($)(3)
---------------------------          ----   ---------   -----------   ------------   ---------------   ------------------
Gordon Hunter (4).................   2005    525,000            0        162,900          60,000              6,912
Chairman of the Board,               2004    410,000      362,043        206,700          30,000              2,678
President and                        2003     65,000       35,000              0          50,000             31,437
Chief Executive Officer

Philip G. Franklin................   2005    293,500            0        135,750          22,000              6,385
Vice President, Operations Support   2004    285,000      195,232        172,250          22,000              5,054
and Chief Financial Officer          2003    275,000      157,769        144,100          22,000              1,551

David Samyn (5)...................   2005    247,200            0        135,750          15,000              4,905
Vice President                       2004    180,000      176,231        172,250          15,000              2,252
                                     2003        n/a

David W. Heinzmann (6)............   2005    195,000       39,000        135,750          15,000              4,448
Vice President                       2004    175,000      122,328        172,250          15,000              3,593
                                     2003        n/a

Dal Ferbert (7)...................   2005    173,500       89,990        135,750          15,000              3,355
Vice President                       2004    165,000      122,280        172,250          15,000              1,519
                                     2003        n/a

(1) The amounts disclosed in this column are awards relating to the fiscal year performance indicated but paid early in the following fiscal year under the Company's Annual Incentive Compensation Program.

(2) Under the Performance Shares component of the 1993 Stock Plan, since 2003, the Compensation Committee has granted restricted share awards based on the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the following three-year period. A target amount of shares is awarded. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 0% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they may be issued as shares or paid in the cash equivalent or a combination thereof. Earned restricted shares are issued in the name of the executive but held by the Company subject to restrictions relating to continued employment with the Company that lapse in thirds over the next three-year period. In 2005, the Compensation Committee granted restricted share target awards under the 1993 Stock Plan to Mr. Hunter for 6,000 shares of Common Stock and to each of Messrs. Franklin, Samyn, Heinzmann and Ferbert for 5,000 shares of Common Stock. The restricted shares subject to such awards had a value of $27.15 per share based upon the average of the high and low "sales" price of Common Stock as reported on The NASDAQ Stock Market on December 31, 2005. In 2004, the Compensation Committee granted restricted shares target awards under the 1993 Stock Plan to Mr. Hunter for 6,000 shares of Common Stock and to each of Messrs. Franklin, Samyn, Heinzmann and Ferbert for 5,000 shares of Common Stock. In 2003, the Compensation Committee granted restricted share target awards under the 1993 Stock Plan to Mr. Franklin for 5,000 shares of Common Stock. As Messrs. Samyn, Heinzmann and Ferbert were not executive officers of the Company in 2003, their target awards are not reported in the table. All of these restricted share target awards must be earned based upon the Company attaining the financial performance goals discussed above over the following three-year period. The goal of the restricted share program is to tie wealth creation for the executives to driving shareholder value.

     Pursuant to Performance Shares Agreements awarded in 2003, Messrs. Franklin, Samyn, Heinzmann and Ferbert each earned the equivalent of 3,000 shares of Common Stock of the Company at the end of 2005. These shares were earned at 60% of the target amount originally awarded. One-half, or 1,500, of these restricted shares were issued in the names of the officers in 2006 but are held by the Company subject to the lapse of the restrictions related to continued employment over the next three years. The cash equivalent of the other 1,500 shares will be paid in thirds as the restrictions lapse.

     At the end of 2005, an aggregate of 12,000 restricted share target awards had been granted to Mr. Hunter valued at $325,800, and an aggregate of 15,000 restricted share target awards had been granted to each of Messrs. Franklin, Samyn, Heinzmann and Ferbert valued at $407,250 each, based upon a $27.15 per share average of the high and low "sales" price of Common Stock as reported on The NASDAQ Stock Market on December 31, 2005. No dividends have been paid by the Company on its Common Stock, but in the event that a dividend would be paid by the Company on its Common Stock, dividends also would be paid on restricted shares that have been earned and issued prior to the lapse of the restrictions.

(3) The amounts disclosed in this column represent the compensation value to the named executive officers of life insurance premiums paid by the Company for life insurance policies on the lives of Messrs. Hunter, Franklin, Samyn, Heinzmann, and Ferbert.

(4) Mr. Hunter joined the Company as Chief Operating Officer effective November 3, 2003. Mr. Hunter became the Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. effective January 1, 2005.

(5)  Mr. Samyn was elected to Vice President of the Company on April 30, 2004.

(6)  Mr. Heinzmann was elected to Vice President of the Company on April 30,
     2004.

(7)  Mr. Ferbert was elected to Vice President of the Company on April 30, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 2005 to the named executive officers.

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------    POTENTIAL REALIZABLE
                                         PERCENTAGE                                 VALUE AT ASSUMED
                          NUMBER OF      OF TOTAL                                ANNUAL RATES OF STOCK
                         SECURITIES     OPTIONS/SARS                               PRICE APPRECIATION
                         UNDERLYING      GRANTED TO      EXERCISE                  FOR OPTION TERM(1)
                        OPTIONS/SARS    EMPLOYEES IN      PRICE     EXPIRATION   ---------------------
NAME                     GRANTED(#)    FISCAL YEAR(2)   ($/SHARE)     DATE(3)      5%($)       10%($)
----                    ------------   --------------   ---------   ----------   ---------   ---------
Gordon Hunter........      60,000          15.5%          27.21      5/6/2015    1,026,733   2,601,944
Philip G. Franklin...      22,000           5.7%          27.21      5/6/2015      376,469     954,046
David Samyn..........      15,000           3.9%          27.21      5/6/2015      256,683     650,486
David W. Heinzmann...      15,000           3.9%          27.21      5/6/2015      256,683     650,486
Dal Ferbert..........      15,000           3.9%          27.21      5/6/2015      256,683     650,486

(1) Potential realizable value is based on an assumption that the price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Commission and do not reflect the Company's estimate of future stock price performance.

(2) The Company granted options representing 386,750 shares to employees in fiscal 2005.

(3) The options granted to Messrs. Hunter, Franklin, Samyn, Heinzmann, and Ferbert become exercisable in 20% increments on each May 6, 2006 through 2010. The options expire 10 years after the grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table provides information on option exercises in fiscal 2005 by the named executive officers and the value of such officers' unexercised options at December 31, 2005.

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                           SHARES                       OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                        ACQUIRED ON     VALUE        DECEMBER 31, 2005(2)       AT DECEMBER 31, 2005($)(3)
                          EXERCISE    REALIZED   ---------------------------   ---------------------------
NAME                        (#)        ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   --------   -----------   -------------   -----------   -------------
Gordon Hunter........      8,000      $154,240      23,000        139,000        $ 25,330       $ 39,850
Philip G. Franklin...          0             0      96,000         66,000        $475,128       $112,112
David Samyn..........          0             0       9,000         36,000        $ 61,200       $ 92,400
David W. Heinzmann...          0             0      30,400         38,200        $168,543       $ 74,746
Dal Ferbert..........      4,000      $ 85,290      64,200         44,000        $390,588       $ 76,290

(1) Market value of underlying securities at exercise date (closing price as reported on The NASDAQ Stock Market on exercise date), minus the exercise price of in-the-money options.

(2)  Subject to vesting and the optionee remaining employed by the Company.

(3) Value is calculated by subtracting the exercise price from the assumed fair market value of the securities underlying the option at fiscal year-end and multiplying the result by the number of in-the-money options held. There is no guarantee that if and when these options are exercised they will have this value. Fair market value was calculated based on the average high and low "sales" price of shares of the Common Stock as reported on The NASDAQ Stock Market on December 30, 2005 ($27.15).

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL EMPLOYMENT AGREEMENTS ENTERED INTO WITH EXECUTIVE OFFICERS

     As of January 1, 2005, the Company entered into a two-year Consulting Agreement with Howard B. Witt, a current director and the former Chief Executive Officer, President, and Chairman of the Board of the Company. The terms of the Consulting Agreement provide that Mr. Witt will be paid $275,000 per year during the term of the agreement and will be required to provide certain consulting services to the Company as reasonably requested by the President or the Board of Directors of the Company from time to time, but in no event shall Mr. Witt be required to work more than 40 hours during any calendar month. Mr. Witt will be provided with working facilities, support staff and reimbursements for reasonable business expenses incurred by Mr. Witt in performing his duties under the Consulting Agreement. Mr. Witt notified the Board of Directors of the Company that he would not stand for re-election at the 2006 Annual Meeting.

     The Company entered into change of control employment agreements dated November 3, 2003, with Gordon Hunter, dated September 1, 2001, with Philip G. Franklin, dated February 7, 2003, with David Samyn and dated September 1, 2001, with David W. Heinzmann, and Dal Ferbert. These change of control employment agreements are designed to provide these individuals with certain employment and compensation protection in the event that there was a Change of Control (as defined in these agreements) with respect to the Company at any time prior to September 1, 2006. If such a Change of Control were to occur and any of these individual's employment with the Company was terminated at any time during the two-year period thereafter, other than for Cause (as defined in these agreements), or if during these time periods any of these individuals were to terminate his or her employment for Good Reason (as defined in these agreements), then the Company would be obligated to make the payments described below for the benefit of these individuals.

     Under their change of control employment agreements, these individuals will be paid their accrued compensation and annualized bonus, and will receive an amount equal to two times the sum of their annual salary plus bonus, two additional years of crediting under the SERP, if participating in the SERP, and two years of continuing medical insurance benefits. They will also receive the excise tax "gross-up" payment described above. Additionally, if any individual were to terminate his employment with the Company for Good Reason (as defined in these agreements) or be terminated by the Company other than for Cause (as defined in these agreements) during the two-year period following a Change of Control the individual's account balance under the SERP would not be subject to forfeiture in the event he were to work for a competitor of the Company.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed and discussed the audited financial statements with the independent auditors and discussed the matters requiring discussion pursuant to SAS 61, including the accounting methods used in the audit. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and letter received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with auditor's independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held ten meetings during fiscal 2005.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 30, 2006.

                                        AUDIT COMMITTEE

                                        Anthony Grillo (Chairman)
                                        John E. Major
                                        Ronald L. Schubel

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the preceding Report of the Audit Committee shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors has adopted the Littelfuse, Inc. Total Rewards Philosophy regarding compensation and is charged with administering executive compensation programs and equity based plans.

     The objective of the Company's Total Rewards Philosophy is to drive performance and to create stockholder value. The intention of the Total Rewards Philosophy is to help drive our global business growth and success by fully leveraging our investment in our human capital and our Total Rewards programs.

     The Compensation Committee has worked with the Company's management to design compensation programs that encourage high performance, promote accountability and assure that associate interests are aligned with the interests of the Company's stockholders.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

     The primary objectives of our executive compensation policies are to:

          -    Attract, retain, and motivate highly qualified executives;

          - Reward executives based upon our financial performance at levels competitive with peer companies; and

          - Align a significant portion of the executive's compensation with driving Company performance and stockholder value in the form of performance-based executive bonuses and long-term equity incentives.

     In gauging the competitiveness of our Total Rewards offerings, we benchmark against comparable revenue sized-manufacturing companies as well as companies in our specific electronics components sector.

     When benchmarking each of the components of the compensation of our most senior executives, we utilized general industry data reflecting a mix of companies of comparable size, including manufacturers in our specific electronics components sector. In 2005, the Company's Board of Directors and the Compensation Committee engaged an external international compensation consulting firm for advice with respect to executive compensation matters and assistance in gathering and evaluating the industry data discussed in the preceding sentence.

     As one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its CEO and each of the next four most highly compensated executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 1993 Stock Plan has and, if approved at the 2006 Annual Meeting of stockholders, the Equity Plan will have, been approved by stockholder vote; as a result, cash payments, stock options, restricted stock or other benefits awarded under these plans are qualified so that awards under such plans constitute performance-based compensation not subject to Section 162(m) of the Code. However, to maintain flexibility in compensating the Company's executive officers in a manner designed to promote varying corporate goals, it is not a policy of the Compensation Committee that all executive compensation must be deductible. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with the Company's other compensation goals.

     The compensation of executive officers of the Company primarily consists of four variable components: salaries, a potential cash bonus under the Company's Annual Incentive Plan, equity compensation, and other benefits.

SALARIES

     The Compensation Committee's determination of each executive officer's base salary is designed to accomplish two objectives of the Company's executive compensation philosophy. The first goal is to pay executive officers competitively to attract, retain, and motivate highly qualified executives. The second goal is to reward executives based upon our financial performance at levels competitive with peer companies. The Compensation Committee takes into consideration several factors, namely the individual scope of responsibility, years of experience, and past and future contributions to the Company's success. Base compensation is targeted for the 50th percentile of the benchmark companies, adjusted to compensate for larger or smaller revenue responsibilities. The Company strives to be market competitive and externally equitable in an effort to attract and retain talented executive officers.

     In determining the base salary to be paid to each executive officer other than the Chief Executive Officer (the "Other Executive Officers"), the Compensation Committee reviews recommendations prepared by the Chief Executive Officer. After consultation with the Chief Executive Officer, the Compensation Committee reviews the recommendations and the supporting executive compensation review. The Compensation Committee then determines the annual base salary of each of the Other Executive Officers. The determination of the Chief Executive Officer's annual base salary is specifically discussed below.

ANNUAL INCENTIVE PLAN

     The Annual Incentive Plan is designed to reward associates for their contributions to the achievement of our corporate goals and driving shareholder value. The Compensation Committee annually approves the Annual Incentive Plan. The Compensation Committee, after consulting with the Chief Executive Officer, establishes a minimum, target and a maximum amount that may be awarded to each of the Other Executive Officers as an annual incentive compensation award. The target and maximum amounts established for each of the Other Executive Officers are percentages of such executive officer's base salary. These amounts are established by the Compensation Committee, after consulting with the Chief Executive Officer, with input from compensation survey data. In determining each of the Other Executive Officer's total award, Company performance is determined based on the achievement by the Company of specified financial objectives, which include sales, earnings per share and cash flow, while individual performance is determined based on each of the Other Executive Officer's achievement of specified performance objectives. At the end of each fiscal year, the amount of the total award paid to each of the Other Executive Officers is determined based on Company and individual performance using the mathematical formula weighting each of the factors described above, as previously established under the program by the Compensation Committee, after consulting with the Chief Executive Officer. The determination of whether each of the Other Executive Officers achieved his or her specified performance objectives is made by the Compensation Committee after consulting with the Chief Executive Officer. The Compensation Committee, in administering the Annual Incentive Plan as it relates to the Chief Executive Officer, makes all of the determinations described above with respect to the Chief Executive Officer after analyzing the factors described above.

EQUITY PLAN

     The Compensation Committee administers all of the Company's equity based programs. The equity programs are designed to align executive's financial interests with driving shareholder value. Each equity program creates a direct linkage between executive wealth generation and shareholder gains.

     Under the 1993 Stock Plan, the number of stock options granted to executive officers is determined by the executive officer's position and responsibilities. Grants of stock options are intended to recognize different levels of contribution to the achievement by the Company of its performance goals as well as different levels of responsibility and experience as indicated by each executive officer's position. In 2005, all stock options granted to executive officers were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. In 2003, stock options with an exercise price below fair market value were granted to Mr. Hunter upon commencement of his employment with the Company. Such options were repriced to a current market price in 2005. The Equity Plan, if adopted, will not permit grants of stock options with exercise prices below then-fair market value.

     Under the Performance Shares component of the 1993 Stock Plan, the Compensation Committee grants restricted stock awards based on the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the following three-year period. A target amount of shares is awarded. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 0% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they are issued in the name of the executive but held by the Company subject to restrictions relating to continued employment with the Company that lapse in thirds over the next three-year period. This program is designed to align executive officer compensation with the long term financial performance of the Company.

     During 2005, Mr. Hunter was granted a target award of 6,000 shares of restricted stock and Mr. Franklin, Mr. Samyn, Mr. Heinzmann and Mr. Ferbert were each granted a target award of 5,000 shares of restricted stock, subject to meeting the performance measures described above over the three-year period ending December 30, 2007.

     Pursuant to Performance Shares Agreements awarded in 2003 under the 1993 Stock Plan, Philip G. Franklin, David R. Samyn, Dal Ferbert and David W. Heinzmann each earned the equivalent of 3,000 shares of common stock of the Company. These shares were earned at 60% of the target amount originally awarded. On March 15, 2006, 1,500 restricted shares of common stock of the Company were issued to each such person. The remaining 1,500 shares will be converted to cash in thirds and paid to such persons as the restrictions lapse on each of January 2, 2007, January 2, 2008, and January 2, 2009.

OTHER BENEFITS

     The Chief Executive Officer and the Other Executive Officers participate in the same Company medical insurance, 401(k) plan, and pension plan designed for all of our full time US associates. The Company's SERP (as defined below) is a legacy plan that is not being offered to any associates that are not currently participants in the plan. Mr. Franklin is the only named executive officer currently participating in the SERP. No executive officers of the Company received perquisites in excess of $50,000 in 2005.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee increased Mr. Hunter's base salary in 2005 in recognition of his appointment to the position of Chairman, President and Chief Executive Officer on January 1, 2005. Mr. Hunter's total award under the 2004 Annual Incentive Plan which was paid in 2005 was based on Company and individual performance using a mathematical formula established by the Compensation Committee after analyzing the level of attainment of the factors described above, i.e., the specified financial objectives of sales, earnings per share and cash flow, as well as individual performance.

     In 2005, the Compensation Committee granted Mr. Hunter options to purchase 60,000 shares of Common Stock. The number of stock options granted to Mr. Hunter reflects the Compensation Committee's recognition of the performance of his duties as the Chief Executive Officer.

     The Board of Directors and the Compensation Committee are currently in negotiations with Mr. Hunter regarding an employment agreement that primarily would provide for severance benefits in certain situations.

     The Compensation Committee has reviewed each of the components of compensation discussed above and the perquisites paid to Mr. Hunter during fiscal year 2005 and found these amounts to be reasonable.

                                        COMPENSATION COMMITTEE

                                        John P. Driscoll (Chairman)
                                        Bruce A. Karsh

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the preceding Report of the Compensation Committee on Executive Compensation and the Performance Graph included in "Company Performance" shall not be incorporated by reference into any such filings.

COMPANY PERFORMANCE

     The following graph compares the five-year cumulative total return on the Common Stock to the five-year cumulative total returns on the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index. The Company believes that the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index represent a broad market index and peer industry group for total return performance comparison.

     The Russell 2000(R) Index consists of the 2,000 smallest companies, including the Company.

     The Dow Jones Electrical Components and Equipment Industry Group Index includes the Common Stock of Actuant Corp. Class A, Acuity Brands, Inc., American Power Conversion Corp., American Standard Cos. Inc., American Superconductor Corp., Ametek, Inc., Amphenol Corp., Anaren Microwave, Inc., Artesyn Technologies, Inc., AVX Corp., Benchmark Electronics, Inc., C&D Technologies, Inc., Checkpoint Systems, Inc., CTS Corp., FuelCell Energy, Inc., Hubbell Inc. Class B, Integrated Circuit Systems, Inc., Jabil Circuit, Inc., Kemet Corp., Littelfuse, Inc., Methode Electronics, Inc. Class A., Molex, Inc. and Molex, Inc. Class A, Park Electrochemical Corp., Plexus Corp., Plug Power, Inc., Power-One, Inc., Sanmina-SCI Corp., Solectron Corp., SPX Corp., Technitrol, Inc., Thomas & Betts Corp., Three-Five Systems, Inc., Vicor Corp., Vishay Intertechnology, Inc.

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------------------
(AMOUNTS IN $)                       2000       2001         2002        2003         2004        2005
-------------------------------------------------------------------------------------------------------
Littelfuse, Inc.                      100         92           60         100          119          95
-------------------------------------------------------------------------------------------------------
Russell 2000                          100        101           79         115          135         139
-------------------------------------------------------------------------------------------------------
Dow Jones Electrical
Components and Equipment
Industry Group Index                  100         70           42          68           63          64
-------------------------------------------------------------------------------------------------------

     In the case of the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index, a $100 investment made on December 31, 2000, and reinvestment of all dividends is assumed. In the case of the Company, a $100 investment made on December 31, 2000 is assumed (the Company paid no dividends in 2001, 2002, 2003, 2004, or 2005). Returns are at December 31 of each year, with the exception of 2001, 2002, 2003 and 2004 for the Company, which are at December 29, 2001, December 28, 2002, January 3, 2004 and January 1, 2005, respectively.

PENSION PLAN TABLE

     The Company has a non-contributory, defined benefit retirement plan, qualified under the applicable provisions of the Internal Revenue Code (the "Qualified Plan"), in which the named executive officers participate. The total annual pension benefits payable under the Qualified Plan to the named executive officers are determined on the basis of a final five-year average annual compensation formula.

     The compensation covered by the retirement plan for each of the named executive officers is the sum of the amounts reported in the salary and bonus columns of the Summary Compensation Table. The table shows the annual pension benefit payable under the Qualified Plan assuming retirement of an employee who has continued employment to age 62.

     The Company also has a defined contribution, non-qualified Supplemental Executive Retirement Plan ("SERP") that is a legacy plan and is not being offered to employees who are not currently participants. Mr. Franklin is the only named executive officer that participates in the SERP. The SERP is intended to make up the difference between the target retirement income (65% of the employee's five year Final Average Compensation) and the projected receivable amounts from the Retirement Plan, the Company's contributions to the 401 (k) Savings Plan, and 50% of the Social Security benefit. If Mr. Franklin were to retire today, he would be entitled to a lump sum payment of $656,259 from the SERP.

                                          YEARS OF SERVICE
FINAL AVERAGE     ---------------------------------------------------------------
COMPENSATION         10         15         20         25         30         35
-------------     --------   --------   --------   --------   --------   --------
$125,000.......   $ 58,983   $ 72,525   $ 72,525   $ 72,525   $ 72,525   $ 72,525
 150,000.......     72,524     88,775     88,775     88,775     88,775     88,775
 175,000.......     86,066    105,025    105,025    105,025    105,025    105,025
 200,000.......     99,607    121,275    121,275    121,275    121,275    121,275
 225,000.......    113,149    137,525    137,525    137,525    137,525    137,525
 250,000.......    126,691    153,775    153,775    153,775    153,775    153,775
 300,000.......    153,774    186,275    186,275    186,275    186,275    186,275
 400,000.......    207,940    251,275    251,275    251,275    251,275    251,275
 500,000.......    262,107    316,275    316,275    316,275    316,275    316,275

Notes to table:

(1) Payable in the normal form of payment which is a single life annuity for a single person (if a person is married, the form of payment is joint and 50% to surviving spouse). For 2005, the maximum annual social security payment at age 62 for a single person is $17,451 The formula under the SERP is offset for one-half of the $17,451.

(2) Maximum normal retirement benefit is earned after 12 years of service. Under an alternative form, payments from the SERP can be guaranteed over 10 years.

     The years of service (to the nearest year) as of December 31, 2005, for the named executive officers are as follows: Messrs. Hunter 2 years, Franklin 7 years, Samyn 3 years, Heinzmann 20 years and Ferbert 29 years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1995, the Board of Directors of the Company adopted the Littelfuse Executive Loan Program to provide interest-free loans to management for the purpose of enabling them to exercise their Company stock options and pay the resulting income taxes. Pursuant to this Program, Mr. Witt obtained interest-free loans from the Company in the aggregate amount of $3,521,427. Imputed interest on such loans for fiscal 2005 was $18,002. These loans were repaid by Mr. Witt in March 2005. Funds obtained from such loans were used by Mr. Witt to exercise Company stock options and to pay income taxes arising from such exercise. Since July 30, 2002, the Company no longer provides loans to executives of the Company under this or any other program.

                                 PROPOSAL NO. 2

                          APPROVAL AND RATIFICATION OF
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval of the stockholders, the Board of Directors has appointed Ernst & Young LLP, certified public accountants, as independent auditors to examine the annual consolidated financial statements of the Company and its subsidiary companies for the fiscal year ending December 30, 2006. The stockholders will be asked at the meeting to approve and ratify such appointment.

AUDIT AND NON-AUDIT FEES

     The following table presents the approximate fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2005, as well as the approximate fees billed for other services rendered by Ernst & Young LLP:

                               2005         2004
                            ----------   ----------
Audit fees (1)              $2,477,000   $1,963,000
Audit-related fees (2)         115,000      140,000
Tax advisory services (3)      381,000      668,000
Other (4)                            0            0

(1) Includes fees related to statutory audits of foreign subsidiaries, Sarbanes-Oxley compliance and review of financial statements included in the Company's Forms 10-Q.

(2) Includes fees related to audits of employee benefit plans and acquisition activity during 2004.

(3)  Includes fees related to tax compliance, tax advice and tax planning.

(4) Includes fees related to secretarial support functions for foreign subsidiaries.

     A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to stockholders' questions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm's independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit, statutory audits at foreign locations, quarterly reviews and tax services. The Audit Committee has considered the role of Ernst & Young LLP in providing services to the Company and has concluded that such services are compatible with such firm's independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

RESOLVED: That the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 30, 2006, be approved and ratified.

                                 PROPOSAL NO. 3

               APPROVAL OF THE EQUITY INCENTIVE COMPENSATION PLAN
                 FOR EMPLOYEES AND DIRECTORS OF LITTELFUSE, INC.

     The Board of Directors has approved and recommends to the stockholders the approval of the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan"), which would replace the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans") with respect to grants to employees of the Company. As described under Proposal No. 4, the Board has also approved and recommended to the stockholders the Littelfuse, Inc. Outside Directors' Stock Option Plan, which would replace the Prior Plans with respect to grants to non-employee directors.

     The Equity Plan would provide a pool of 1,250,000 shares of common stock (plus any unused shares under the Prior Plans) for the grant of equity-based incentive awards to management. Management believes that the adoption of the Equity Plan will further promote the Company's goals of enhancing the long-term profitability and stockholder value of the Company by updating and consolidating the Company's plans for providing stock-based incentives to those individuals who are key to the growth and success of the Company.

     The full text of the Equity Plan appears as Exhibit A to this Proxy Statement to which reference is made for a full statement of its terms and provisions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Equity Plan. A summary of the major provisions of the Equity Plan is set forth below:

     MAXIMUM NUMBER OF SHARES AND INDIVIDUAL AWARDS. The total number of shares available for the grant of awards under the Equity Plan is 1,250,000 (subject to adjustment as described below). In addition, 5,880 shares remain available under the Prior Plans, and these shares would also be available for grant under the Equity Plan, increasing the total number of shares to 1,255,880. Generally, any shares that are subject to an option or stock appreciation right that expires or is forfeited without exercise, or any forfeited restricted shares or restricted units, under the Equity Plan or either of the Prior Plans will become available for subsequent awards under the Equity Plan.

     No new grants will be made under either of the Prior Plans following stockholder approval of the Equity Plan, but the Prior Plans will continue to govern awards previously granted under such plans.

     In addition, there are annual limits on awards to the Chief Executive Officer and the other executive officers whose compensation is disclosed in the annual proxy statement. No such officer may receive a grant of awards for more than 100,000 shares, or a cash incentive payment of more than $2,000,000, in any year.

     TYPE OF AWARDS. The Equity Plan provides for grants of the following types of awards, in the discretion of the Compensation Committee: (i) stock options (which may be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or non-qualified options), (ii) stock appreciation rights (which may be granted either in tandem with a stock option or separately), (iii) restricted stock,
(iv) performance shares which pay to the Participant the increase in value of shares of stock dependent upon his achievement of performance goals established by the Compensation Committee, and (v) performance units, which are cash awards payable to the Participant upon his achievement of performance goals established by the Compensation Committee if the performance goals are met.

     TERMS AND CONDITIONS OF AWARDS. The Compensation Committee generally has the exclusive authority to determine the terms and conditions of awards under the Equity Plan, subject to certain restrictions. The exercise price of all stock options and stock appreciation rights must not be less than the fair market value of the stock as determined by the closing price on the day the award is granted. The minimum vesting period for stock options, stock appreciation rights, performance shares and performance units is one year. The minimum vesting period for restricted stock is three years if vesting is based solely on continued employment (except that the Compensation Committee may, in limited circumstances including but not limited to special recruitment or retention awards, specify a shorter vesting period) or one year if vesting is based on the achievement of performance goals. Stock options have a maximum term of 10 years, and stock appreciation rights have a maximum term of 10 years except as otherwise determined by the Compensation Committee.

     VESTING ON TERMINATION OF EMPLOYMENT. The Compensation Committee has the authority to determine the extent to which awards will vest and be exercisable following termination of the Participant's employment. Unless the Compensation Committee otherwise determines, the following provisions will apply. In general, when a Participant's employment terminates for any reason, the non-vested portion of any awards shall be forfeited, and any vested stock options or stock appreciation rights will expire at the earlier of the end of their original term or three months after the date of termination, subject to the following. If a Participant retires after attaining the age of 62 and completing five years of service, his awards will remain outstanding for the balance of their original term, and will continue to vest as if he were still employed. Upon termination of employment due to death or Disability, or following a Change in Control (as defined in the Equity Plan), all awards will vest in full and any stock options or stock appreciation rights will expire at the earlier of the end of their original term or three months after the date of termination (twelve months in the case of death). Notwithstanding the foregoing, on the occurrence of certain Forfeiture Events, which are defined in the Equity Plan to include violation of certain noncompetition and nonsolicitation requirements or the misuse of confidential information, all nonvested awards are forfeited in full and the Participant may be required to repay certain previously settled awards.

     TERM OF EQUITY PLAN. The Equity Plan became effective, subject to approval by the stockholders, upon adoption by the Board of Directors on March 1, 2006, and has no fixed expiration date. However, no incentive stock options, as defined in Section 422 of the Internal Revenue Code, may be granted more than 10 years after the effective date of the Equity Plan.

     ADMINISTRATION. The Equity Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive authority to make awards under the Equity Plan and all interpretations and determinations affecting the Equity Plan.

     ELIGIBILITY. Participation in the Equity Plan is limited to officers and key employees of the Company and its subsidiaries who are selected from time to time by the Compensation Committee. Participants in the Equity Plan who are employees of the Company or its subsidiaries also are eligible to participate in any other incentive plan of the Company.

     ANTI-DILUTION. The Compensation Committee may, in the event of any stock dividend, stock split, recapitalization, merger, consolidation or other change in the capitalization of the Company or similar corporate transaction or event affecting the Common Stock, in such manner as it deems equitable, adjust, among other things, (i) the maximum number of shares that may be issued under the Equity Plan; (ii) the number and class of shares that may be subject to awards that have not been settled; (iii) the exercise price to be paid for unexercised stock options or stock appreciation rights; and (iv) the share value used to determine the amount or value of any award under the Equity Plan. In addition, in the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Compensation Committee may make such adjustment as it deems equitable in respect of outstanding awards including in the Compensation Committee's discretion revision of outstanding awards so that they may be exercisable for or payable in the consideration payable in the acquisition transaction.

     PROHIBITION ON REPRICING. Any reduction in the exercise price of a stock option or stock appreciation right after it is granted (except pursuant to an antidilution adjustment as described above) is specifically prohibited. The issuance of a new stock option or stock appreciation right with a lower exercise price in exchange for an outstanding award is treated as a prohibited repricing.

     TRANSFER OF AWARDS. In general, awards may be exercisable only by the Participant during the Participant's lifetime, and awards shall not be transferable other than by will or the laws of descent and distribution. The Compensation Committee may permit transfers to or for the benefit of the Participant's family for estate planning purposes subject to such restrictions as the Compensation Committee may impose, but transfers for value are specifically prohibited.

     AMENDMENTS. The Board of Directors may suspend, terminate, modify or amend the Equity Plan at any time, but if any such amendment requires stockholder approval in order to meet the requirements of any applicable law or regulation, or the rules of any exchange or automated quotation system on which the Company's shares are listed, such amendment may not be effected without obtaining stockholder approval. The Board of Directors may terminate the Equity Plan, but the terms of the Equity Plan will continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Equity Plan may adversely affect the rights of an Employee or Eligible Director under previously granted awards.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a general summary of certain of the principal federal income tax consequences applicable to the Company and to a Participant who is an individual who is a citizen or a resident of the United States for federal income tax purposes upon the receipt, exercise and disposition of awards under the Equity Plan. This summary is not intended as a complete description of all federal income tax consequences, and any Participant should consult his own tax advisor with respect to the federal, state and local tax consequences of any transaction involving an award under the Equity Plan.

     No tax will be payable by the recipient of a stock option that qualifies as an incentive stock option as defined by Section 422 of the Internal Revenue Code (an "ISO") either at the time of grant or the time of vesting. No tax will be payable by the recipient of an ISO upon exercise of the ISO, provided that the ISO is exercised not later than three months (or one year in the case of disability) after the recipient's employment by the Company and its Subsidiaries is terminated. Any profit or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss, provided that the share is sold at least two years after the option is granted and one year after it is exercised. If the recipient sells such shares prior to satisfaction of the holding period, the sale is considered a "disqualifying disposition" and the recipient will recognize ordinary income equal to the less or the total gain realized on the sale or the excess of the fair market value of the shares sold over the exercise price paid, and any balance of the gain realized will be capital.

     No tax will be payable by the recipient of a stock option that is not an ISO (a "non-qualified option") at the time of grant or the time of vesting. Upon exercise of a non-qualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any gain or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss, and the recipient's tax basis for purposes of determining the gain or loss will include the amount of ordinary income realized upon exercise of the option.

     Grants of restricted stock will generally not be taxable to the recipient at the time of grant. When the grant vests, the recipient will realize taxable income equal to the fair market value of the stock at the time of vesting. Within 30 days after receipt of a grant of restricted stock, the recipient may make an election under Section 83(b) of the Internal Revenue Code to recognize ordinary income equal to the fair market value of the stock at the time of grant; however, the recipient will not be permitted an offsetting deduction if he subsequently forfeits the stock before it vests. When the recipient subsequently sells restricted stock, he will recognize capital gain or loss, and his tax basis will be equal to the amount of ordinary income realized either upon vesting or pursuant to the Section 83(b) election.

     The amounts payable to a Participant upon the exercise of a stock appreciation right, or upon satisfaction of the performance criteria under a grant of performance shares or performance units, will be taxable as ordinary income at the time of payment. In the case of payment in shares of common stock, the amount of ordinary income realized will be equal to the fair market value of the stock.

     In general, the Company will be entitled to deduct any amount of ordinary income that a Participant recognizes by reason of the grant, exercise, or settlement of an award, subject to general limitations on the deductibility of corporate business expenses. Section 162(m) of the Internal Revenue Code prohibits the deduction of compensation paid in any year to either the chief executive officer, or one of the executive officers whose compensation is required to be disclosed on the Company's proxy for such year (a "named officer"), to the extent that such compensation exceeds $1,000,000, with certain exceptions. One exception to the limitation of Section 162(m) is for "qualified performance-based compensation" as defined in the regulations issues pursuant to
Section 162(m). With the exception of amounts realized upon the exercise of a stock option or stock appreciation right, which automatically constitute qualified performance-based compensation, amounts received by named officers pursuant to the Equity Plan will constitute qualified performance-based compensation only if the payment (or the vesting, in the case of restricted stock) is contingent upon the achievement by the Participant of objective performance based goals established in advance by the Compensation Committee. Such performance based goals may be based upon the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company's business, or any combination thereof. However, the Compensation Committee also has the authority to establish performance criteria that do not satisfy the foregoing requirements, in which event the payment to a named officer would not satisfy the requirement for qualified performance-based compensation.

     In 2004, Congress enacted Section 409A of the Internal Revenue Code, which establishes certain limitations on the payment of deferred compensation, and imposes a 20% penalty tax, in addition to regular income tax, on any deferred compensation that does not meet the requirements of Section 409A. In general, the Company anticipates that awards under the Equity Plan will not constitute deferred compensation for purposes of Section 409A. However, the Internal Revenue Service is still in the process of developing regulations implementing
Section 409A, and further changes to the Equity Plan may be necessary to avoid imposition of the 20% penalty tax under Section 409A.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

RESOLVED: That the Littelfuse, Inc. Equity Incentive Compensation Plan, as adopted by the Board of Directors on March 1, 2006, be approved and ratified.

                                 PROPOSAL NO. 4:
         APPROVAL OF THE LITTELFUSE OUTSIDE DIRECTORS' STOCK OPTION PLAN

The Board of Directors has approved and recommends to the stockholders the approval of the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Directors Plan"), which would replace the Stock Plan for New Directors of Littelfuse, Inc. (the "New Directors Plan") and would also replace the provisions of the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991 (the "1991 Plan") and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "1993 Plan") that provided for automatic option grants to non-employee directors. As described under Proposal No. 3, the Board has also approved and recommended to the stockholders the Littelfuse, Inc. Equity Incentive Compensation Plan, which would replace the New Directors Plan, the 1991 Plan and the 1993 Plan with respect to grants to employees of the Company, including employees who are members of the Board of Directors.

     The Directors Plan would provide a pool of 250,000 shares of common stock (plus any unused shares under the New Directors Plan) for the grant of equity-based incentive awards to non-employee directors. Management believes that adoption of the Directors Plan will further promote the Company's goals of enhancing the long-term profitability and stockholder value of the Company by attracting and retaining the services of outside directors of outstanding talent. To accomplish the foregoing, the Directors Plan provides for the automatic grant of nonqualified stock options to outside directors.

     The full text of the Directors Plan appears as Exhibit B to this Proxy Statement to which reference is made for a full statement of its terms and provisions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Directors Plan. A summary of the major provisions of the Directors Plan is set forth below:

     MAXIMUM NUMBER OF SHARES. The total number of shares available for the grant of awards under the Directors Plan is 250,000 (subject to adjustment as described below). In addition, 10,000 shares remain available under the New Directors Plan, and these shares would also be available for grant under the Directors Plan, increasing the total number of shares to 260,000. Generally, any shares that are subject to an option that expires or is forfeited without exercise under the Directors Plan or the New Directors Plan will become available for subsequent awards under the Directors Plan.

     No new grants will be made under the New Directors Plan following stockholder approval of the Directors Plan, but the New Directors Plan will continue to govern awards previously granted under such plan.

     AMOUNT OF AWARDS. Subject to stockholder approval, each member of the Board of Directors who is not an employee of the Company will receive an option to purchase 5,000 shares of the Company's common stock at each annual meeting of the Board of Directors, commencing with the meeting that immediately follows the annual meeting of the stockholders at which the Directors Plan is approved. No other awards are authorized under the Directors Plan.

     TERMS AND CONDITIONS OF OPTIONS. Each stock option granted under the Directors Plan will have an exercise price equal to the fair market value of the Company's common stock on the date of grant, and will have a term of 10 years. Each option will vest as to 20% of the shares covered by the option on each of the first five anniversaries of the date of grant. Except as otherwise provided below, if a Outside Director leaves the Board of Directors for any reason, the non-vested portion of any options shall be forfeited, and any vested options will expire at the earlier of the end of their original term or three months after the date of termination, subject to the following. Upon termination of a Outside Director's membership on the Board of Directors due to death or Disability, or following a Change in Control (as defined in the Directors Plan), all options will vest in full and will expire at the earlier of the end of their original term or three months after the date of termination (twelve months in the case of death). A Outside Director who becomes an employee of the Company will not forfeit his nonvested options upon ceasing to be a member of the Board of Directors.

     TERM OF DIRECTORS PLAN. The Directors Plan became effective, subject to approval by the stockholders, upon adoption by the Board of Directors on March 1, 2006, and has no fixed expiration date.

     ADMINISTRATION. The Directors Plan is administered by the Compensation Committee of the Board of Directors, and all interpretations and determinations affecting the Directors Plan.

     ELIGIBILITY. Participation in the Directors Plan is limited to members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries.

     ANTI-DILUTION. The Compensation Committee may, in the event of any stock dividend, stock split, recapitalization, merger, consolidation or other change in the capitalization of the Company or similar corporate transaction or event affecting the Common Stock, in such manner as it deems equitable, adjust, among other things, (i) the maximum number of shares that may be issued under the Directors Plan; (ii) the number and class of shares that may be subject to awards that have not been settled; (iii) the exercise price to be paid for unexercised stock options or stock appreciation rights; and (iv) the share value used to determine the amount or value of any award under the Directors Plan. In addition, in the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Compensation Committee may make such adjustment as it deems equitable in respect of outstanding awards including in the Compensation Committee's discretion revision of outstanding awards so that they may be exercisable for or payable in the consideration payable in the acquisition transaction.

     PROHIBITION ON REPRICING. Any reduction in the exercise price of a stock option after it is granted (except pursuant to an antidilution adjustment as described above) is specifically prohibited.

     TRANSFER OF AWARDS. In general, awards may be exercisable only by the Outside Director during the Outside Director's lifetime, and awards shall not be transferable other than by will or the laws of descent and distribution, except as otherwise permitted by the Compensation Committee.

     AMENDMENTS. The Board of Directors may suspend, terminate, modify or amend the Directors Plan at any time, but if any such amendment requires stockholder approval in order to meet the requirements of any applicable law or regulation, or the rules of any exchange or automated quotation system on which the Company's shares are listed, such amendment may not be effected without obtaining stockholder approval. The Board of Directors may terminate the Directors Plan, but the terms of the Directors Plan will continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Directors Plan may adversely affect the rights of an Employee or Eligible Director under previously granted awards.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a general summary of certain of the principal federal income tax consequences applicable to the Company and to an Outside Director who is a citizen or a resident of the United States for federal income tax purposes upon the receipt, exercise and disposition of awards under the Directors Plan. This summary is not intended as a complete description of all federal income tax consequences, and any Outside Director should consult his own tax advisor with respect to the federal, state and local tax consequences of any transaction involving an award under the Directors Plan.

     No tax will be payable by the recipient of a stock option under the Directors Plan at the time of grant or the time of vesting. Upon exercise of a non-qualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any gain or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss, and the recipient's tax basis for purposes of determining the gain or loss will include the amount of ordinary income realized upon exercise of the option.

     The Company will be entitled to deduct the amount of ordinary income that an Outside Director realizes upon the exercise of a stock option, subject to general limitations on the deductibility of corporate business expenses.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

RESOLVED: That the Littelfuse, Inc. Outside Directors' Stock Option Plan, as adopted by the Board of Directors on March 1, 2006, be approved and ratified.

STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2007 annual meeting of the Company's stockholders must be received at the principal executive offices of the Company by December 2, 2006, in order to be considered for inclusion in the Company's proxy materials relating to that meeting. The Company's bylaws require that in order to nominate persons to the Company's Board of Directors or to present a proposal for action by stockholders at an annual meeting of stockholders, a stockholder must provide advance written notice to the secretary of the Company, which notice must be delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided that in the event that the date of the annual meeting to which such stockholder's notice relates is more than 30 days before or more than 60 days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. The stockholder's notice must contain detailed information specified in the Company's bylaws. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company's proxy statement for the Company's 2007 annual meeting of the Company's stockholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters to be brought before the meeting other than the matters referred to in this Proxy Statement.

                                        By order of the Board of Directors,


                                        Mary S. Muchoney
                                           Secretary

March 29, 2006

                                    EXHIBIT A

The text of the Equity Plan as amended if approved by the stockholders of the Company is as set forth below:

                                LITTELFUSE, INC.
                       EQUITY INCENTIVE COMPENSATION PLAN

                                   SECTION 1.
                     ESTABLISHMENT, OBJECTIVES AND DURATION

1.1. ESTABLISHMENT. Subject to the approval of the stockholders of Littelfuse, Inc. (the "Corporation"), the Corporation has established the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Plan"), as set forth herein, effective as of March 1, 2006. The Plan supercedes and replaces (subject to the last sentence of Section 1.4) the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans"), except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards.

1.2. PURPOSE. The purpose of the Plan is to enhance stockholder value by linking long-term incentive compensation to the financial performance of the Corporation and to further align employees' financial rewards with the financial rewards realized by the Corporation and its stockholders. The Plan is also a vehicle to attract and retain key personnel. To accomplish the foregoing, the Plan provides that the Corporation may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

1.3. DURATION. The Plan shall remain in effect, subject to the right of the Corporation's Board of Directors to amend or terminate the Plan at any time pursuant to Section 15, until all Shares subject to the Plan shall have been purchased or granted according to the Plan's provisions.

1.4. APPROVAL BY STOCKHOLDERS. The Plan has been adopted by the Board of Directors subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Awards may be granted prior to stockholder approval, but no Award may be exercised or settled until the Plan is approved by the stockholders, and if the Plan is not so approved by December 31, 2006, the Plan, and all Awards granted under the Plan, shall be null and void; provided, however, that to the extent any Award could have been granted under one of the Prior Plans., it shall not be void, but shall be treated as having been granted under such Plan.

                                   SECTION 2.
                                   DEFINITIONS

Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

2.1. "AWARD" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.2. "AWARD AGREEMENT" means a written agreement between the Corporation and each Participant that sets forth the terms and provisions applicable to an Award granted to the Participant under the Plan, and is a condition to the grant of an Award hereunder.

2.3. "BOARD" means the Board of Directors of the Corporation.

2.4. "CHANGE IN CONTROL" means, unless the Committee otherwise determines, the occurrence of any of the following events:

(a) a business combination, including a merger or consolidation, of the Corporation and the stockholders of the Corporation prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

(b) a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Corporation to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

(c) the liquidation of the Corporation;

(d) one or more transactions which result in the acquisition by any person or associated group of persons (other than the Corporation, any employee benefit plan whose beneficiaries are Employees of the Corporation or any of its Subsidiaries, or TCW Special Credits or any of its affiliates) of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the Common Stock of the Corporation, securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Corporation which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions; or

(e) the election or appointment, within a twelve (12) month period, of any person or affiliated or associated group, or its or their nominees, to the Board, such that such persons or nominees, when elected or appointed, constitute a majority of the Board and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person.

(f) Any occurrence of any transaction or event, or series of transactions or events, designated by the Committee in the Award Agreement. For purposes of this definition, an "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Stock of the Corporation then outstanding, except that an Acquiring Person does not include the Corporation or any employee benefit plan of the Corporation or any of its Subsidiaries or any person holding Common Stock of the Corporation for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common Stock of which a person is a beneficial owner shall be calculated in accordance with Rule 13d-e of the Exchange Act.

2.5. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

2.6. "COMMITTEE" means the Committee appointed to administer the Plan, as provided in Section 3.

2.7. "CORPORATION" means Littelfuse, Inc., a Delaware corporation, and any successor to such entity as provided in Section 18.

2.8. "DIRECTOR". means any individual who is a member of the Board.

2.9. "DISABILITY". means, unless otherwise provided for in the Award Agreement or an employment, change of control or similar agreement in effect between the Participant and the Corporation or a Subsidiary, (i) the Employee qualifying for long-term disability benefits under any long-term disability program sponsored by the Corporation or Subsidiary in which the Employee participates, and (ii) in the case of an Employee who does not participate in a long-term disability plan, the inability of the Employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee, based upon medical evidence.

2.10. "EFFECTIVE DATE" means March 1, 2006.

2.11. "ELIGIBLE RETIREMENT" the date upon which an Employee, having attained an age of not less than sixty-two, terminates his employment with the Corporation and its Subsidiaries, provided that such Employee has been employed by the Corporation or any of its Subsidiaries or any corporation of which the Corporation or any of its Subsidiaries is the successor for a period of not less than five (5) years prior to such termination.

2.12. "EMPLOYEE" means any employee of the Corporation or any Subsidiary.

2.13. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14. "FAIR MARKET VALUE" means if the Shares are duly listed on a national securities exchange or on The Nasdaq National Stock Market, the closing price of the Common Stock for the date on which the option is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares or not so listed, the fair market value of the Shares for the date on which the option is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in Section 4.3.

2.15. "INCENTIVE STOCK OPTION" OR "ISO" means the right to purchase Shares pursuant terms and conditions that provide that such right will be treated as an incentive stock option within the meaning of Code Section 422, as described in
Section 6.

2.16. "NAMED EXECUTIVE OFFICER" means a Participant who is one of the group of covered employees as defined in the regulations promulgated under Code Section 162(m), or any successor provision or statute.

2.17. "NONQUALIFIED STOCK OPTION" OR "NQSO" means the right to purchase Shares pursuant to terms and conditions that provide that such right will not be treated as an Incentive Stock Option, as described in Section 6.

2.18. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6.

2.19. "OPTION PRICE" means the per share purchase price of a Share purchased pursuant to an Option.

2.20. "PARTICIPANT" means an Employee or prospective Employee who has outstanding an Award granted under the Plan, and includes those former Employees who have certain post-termination rights under the terms of an Award granted under the Plan.

2.21. "PERFORMANCE-BASED EXCEPTION" means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

2.22. "PERFORMANCE PERIOD" means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

2.23. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Section 9.

2.24. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Section 9.

2.25. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

2.26. "PLAN" means the Littelfuse, Inc. Equity Incentive Compensation Plan, as set forth herein.

2.27. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
Section 8.

2.28. "SHARE" OR "SHARES" means shares of common stock of the Corporation.

2.29. "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of
Section 7.

2.30. "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Corporation is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

2.31. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Section 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

2.32. "NON-TANDEM SAR" means an SAR that is granted independently of any Options, as described in Section 7.

                                   SECTION 3.
                                 ADMINISTRATION

3.1. PLAN ADMINISTRATION. The Compensation Committee, or any other committee appointed by the Board, shall administer the Plan. The Committee or other committee appointed to administer the Plan shall consist of not fewer than two Directors who are both non-Employee Directors of the Corporation, within the meaning of Rule 16b-3 of the Exchange Act, and "outside directors", as defined in IRS Regulations Section 1.162-26; provided, however, that if at any time any member of the Committee is not an outside director, as so defined, the Committee may establish a subcommittee, consisting of all members who are outside directors, for all purposes of any Award to a Named Executive Officer, unless the Committee determines that such an Award is not intended to qualify for the Performance-Based

Exception. The Board may, from time to time, remove members from, or add members to, the Committee. Any vacancies on the Committee shall be filled by members of the Board.

     If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Committee (or the Board, if applicable) at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Committee (or the Board, as the case may be), shall be valid acts of the Committee (or the Board, as the case may be).

3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Corporation, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations consistent with the terms of the Plan for the Plan's administration; and amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Committee as provided in the Plan and subject to Section 15; provided that the Committee shall not have the authority to amend any Option or SAR to reduce its exercise price except pursuant to Section 4.3. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan. The Committee's determinations, interpretations and actions under the Plan need not be uniform and may be made selectively among Employees and their beneficiaries. As permitted by law, the Committee may delegate the authority granted to it herein.

3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Corporation, its stockholders, Employees, Participants, and their estates and beneficiaries.

                                   SECTION 4.
                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1. SHARES AVAILABLE FOR AWARDS.

     (a) The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Corporation. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed 1,250,000 Shares, subject to adjustment as provided in Section 4.3. The number of Shares reserved for issuance under this Plan as set forth above shall include all reserved but unissued shares under the Prior Plans, and no additional awards shall be granted under the Prior Plans.

     (b) Upon:

          (i)  a payout of a SAR or Performance Share award in the form of cash;
               or

          (ii) a cancellation, termination, expiration without exercise, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award, or any award granted under either of the Prior Plans;

the number of Shares underlying any such Award (or Prior Plan award) that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Corporation or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Corporation's assumption of the plan or arrangement of the acquired company or business.

All Restricted Shares which vest, and all Shares issued in settlement of an Option, SAR, Performance Share Award or Performance Unit Award, or withheld for payment of the exercise price or any tax imposed upon the exercise or settlement of the Award, shall reduce the total number of Shares available under the Plan and shall not again be available for the grant of any Award hereunder.

When a stock settled SAR is exercised, the number of Shares available for issuance shall be reduced by the total number of Shares subject to the SAR, regardless of the number of Shares used the settle the SAR.

4.2. INDIVIDUAL PARTICIPANT LIMITATIONS. Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

     (a) Subject to adjustment as provided in Section 4.3, the maximum aggregate number of Shares (including Options, Non-Tandem SARs, Restricted Stock, and Performance Shares) that may be granted to a Named Executive Officer in any year shall be 100,000 Shares.

     (b) The maximum aggregate cash payout with respect to Performance Units to any Named Executive Officer in any year shall be $2,000,000.

4.3. ADJUSTMENTS. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of Shares available thereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Shares other than a normal cash dividend, changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Shares generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, and restricted units including in the Committee's discretion revision of outstanding options, rights, and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights, or restricted units shall be eliminated.

4.4. PROHIBITION ON REPRICING. Anything else contained herein to the contrary notwithstanding, except as provided in Section 4.3, the Committee shall not amend any Option or SAR to reduce its exercise price, and shall not issue to any Employee a new Award in exchange for the surrender and cancellation of any other Award, if such new Award has an exercise price lower than that of the Award for which it is exchanged, or take any other action that would have the effect of reducing the exercise price of an Option or SAR.

                                   SECTION 5.
                          ELIGIBILITY AND PARTICIPATION

5.1. ELIGIBILITY. Persons eligible to participate in the Plan include current and future Employees (including officers), persons who have been offered employment by the Corporation or a Subsidiary (provided that such prospective Employee may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or Subsidiary), of the Corporation and its Subsidiaries, as determined by the Committee, including Employees who are also Directors and Employees who reside in countries other than the United States of America.

5.2. PARTICIPATION. Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, the Employees, prospective Employees of the Corporation and any Subsidiary to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award.

                                   SECTION 6.
                                  STOCK OPTIONS

6.1. GRANT OF OPTIONS AND AWARD AGREEMENT.

     (a) Option Grant. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Committee, in its sole discretion. The Committee may grant either Nonqualified Stock Options or Incentive Stock Options, and shall have complete discretion in determining the number of Options of each granted to each Participant, subject to the limitations of Section 4. Each Option grant shall be evidenced by a resolution of the Committee approving the Option grant.

     (b) Award Agreement. The Corporation and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the grant date, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan. The Award Agreement shall also specify whether the Option is to be treated as an ISO within the meaning of Code Section 422. If such Option is not designated as an ISO, such Option shall be deemed a NQSO. No ISO may be granted to any person more than 10 years after the Effective Date of the Plan.

6.2. OPTION PRICE. The Committee shall designate the Option Price for each Share subject to an Option under the Plan, provided that such Option Price shall not be less than 100% of the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently decreased by the Committee except pursuant to Section 4.3. With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Corporation or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least 110% of the Fair Market Value of such Shares on the ISO's grant date.

6.3. TERM OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, but in no event shall be exercisable later than the 10th anniversary of the grant date. Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Corporation or any Subsidiary, no such ISO shall be exercisable later than the fifth anniversary of the grant date.

6.4. EXERCISE OF OPTIONS. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant, and shall be set forth in the applicable Award Agreement, subject to Section 11. Notwithstanding the preceding sentence, the Fair Market Value of Shares to which ISOs are exercisable for the first time by any Participant during any calendar year may not exceed $100,000. Any ISOs that become exercisable in excess of such amount shall be deemed NQSOs to the extent of such excess.

6.5. EXERCISE AND PAYMENT. Options granted under this Section 6 shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Corporation in full either:

     (a) in cash or its equivalent,

     (b) by tendering previously acquired Shares that have been held for at least six months (or such longer period to avoid a charge to earnings for financial reporting purpose) and having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or

     (c) a combination (i) and (ii).

In addition, payment of the Option Price may be payable by one or more of the following methods either upon written consent from the Committee or if one or more of the following methods will not result in a charge to earnings for financial reporting purposes:

     (d) by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

     (e) by tendering other Awards payable under the Plan, or

     (f) by cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of shares having a Fair Market Value equal to the purchase price.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). No Outside Director shall have any rights of shareholder with respect to Shares subject to an Option, including any right to receive dividends, to vote, or to participate in the equity of the Company, until such Option has been exercised and payment made in full as provided herein.

                                   SECTION 7.
                            STOCK APPRECIATION RIGHTS

7.1. GRANT OF SARS AND AWARD AGREEMENT.

     (a) SAR Grant. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee shall designate, at the time of grant, the grant price of a Non-Tandem SAR, which grant price shall be at least equal to the Fair Market Value of a Share on the grant date of the SAR. Grant prices of SARs shall not subsequently be decreased by the Committee, except pursuant to Section 4.3.

     (b) Award Agreement. The Corporation and each Participant to whom an SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

7.2. TERM OF SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten years from the grant date.

7.3. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercise; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. EXERCISE OF NON-TANDEM SARS. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them, subject to
Section 11.

7.5. PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying:

     (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised. At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

                                   SECTION 8.
                                RESTRICTED STOCK

8.1. GRANT OF RESTRICTED STOCK AND AWARD AGREEMENT.

     (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     (b) Award Agreement. The Corporation and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine pursuant to Section 8.3 or otherwise, and which shall not be inconsistent with the terms and provisions of the Plan.

8.2. TRANSFERABILITY. Except as provided in this Section 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction established by the Committee (subject to Section 11) and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion (subject to Section 11) and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.3. TRANSFER RESTRICTIONS. The Corporation shall retain the certificates representing Shares of Restricted Stock in the Corporation's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in Section 18.8 or in any Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.4. VOTING RIGHTS. Unless otherwise designated by the Committee at the time of grant, Participants to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

8.5. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

                                   SECTION 9.
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1. GRANT OF PERFORMANCE UNITS/SHARES AND AWARD AGREEMENT.

     (a) Grant of Performance Unit/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.

     (b) Award Agreement. The Corporation and each Participant to whom Performance Units and/or Performance Shares is granted shall execute an Award Agreement that shall specify the initial value of the Award, the performance goals and the Performance Period, as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

9.2. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Share shall represent the Participant's right to receive a Share (subject to Section 9.4), upon satisfaction of performance goals established by the Committee. Each Performance Unit shall represent the Participant's right to receive a cash payment equal to the value of the Performance Unit (as determined by the Committee on the Grant Date, and subject to Section 9.4), upon satisfaction of the performance goals established by the Committee. The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met will determine the number and/or value of Performance Shares and/or Performance Units that will be paid out to the Participant. For purposes of this Section 9, the time period during which the performance goals must be met shall be called a Performance Period.

9.3. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payout on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

9.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Except as provided below, payment of earned Performance Units and/or Performance Shares shall be made in a single lump sum as soon as reasonably practicable following the close of the applicable Performance Period. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     At the sole discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). Participants shall not be entitled to exercise their voting rights with respect to such Shares.

                                   SECTION 10.
                              PERFORMANCE MEASURES

     Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Committee in writing and stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Corporation or the Corporation's business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of the Corporation, a Subsidiary, division and/or other operational unit under one or more of such measures.

     The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Committee as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Committee shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the preestablished performance goals).

     In the event that applicable tax and/or securities laws change to permit Committee sole discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m) and, thus, which use performance measures other than those specified above.

                                   SECTION 11.
                             VESTING AND FORFEITURES

     11.1. Vesting. As part of making any Award, the Committee may determine the time and conditions under which the Award will vest. Vesting may, in the Committee's discretion, be based solely upon continued employment for a specified period of time, or may be based upon the achievement of specific performance goals (Corporation-wide, Subsidiary-wide, divisional, and/or individual) which are established by the Committee in its discretion, subject to
Section 10. For all purposes of this Plan, "vesting" of an Award shall mean:

     (a) In the case of an Option or SAR, the time at which the Participant has the right to exercise the Award. The minimum vesting period for an Option or a Non-Tandem SAR shall be one year, except as otherwise provided in Section 11.2. A Tandem SAR shall vest only at the same time, and under the same conditions, as the underlying Option.

     (b) In the case of Restricted Stock, the end of the Restriction Period. The minimum Restriction Period for Restricted Stock that vests solely on the basis of continued employment shall be three years, except as otherwise provided in
Section 11.2; provided that the Committee may, in limited circumstances including but not limited to special recruitment or retention awards, specify a shorter Restriction Period. The minimum Restriction Period for Restricted Stock that vests on the basis of the achievement of performance goals during the Restriction Period shall be one year, except as otherwise provided in Section 11.2.

     (c) In the case of Performance Shares or Performance Units, the time at which the Participant has satisfied the requirements to receive payment of such Shares of Units, which shall not be less than one year from the grant date, except as otherwise provided in Section 11.2.

Vesting provisions need not be uniform among Awards granted at the same time or to persons similarly situated. Vesting requirements shall be set forth in the applicable Award Agreement. If an Award Agreement does not specify a vesting period, the vesting period shall be the minimum period set forth above.

11.2. VESTING ON TERMINATION OF EMPLOYMENT. The Committee, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which an Award shall vest upon termination of employment and, in the case of an Option or SAR, be exercisable following termination of employment. Such provisions need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination. Subject to
Section 11.3, in the event that a Participant's Award Agreement does not set forth such provisions, the following provisions shall apply:

     (a) Death, Disability, or Change in Control. In the event that the Participant's employment with the Corporation and/or any Subsidiary terminates by reason of death or Disability or following a Change in Control, all Shares covered by his or her Awards shall immediately become fully vested and, in the case of an Option or SAR, shall remain exercisable until the earlier of (i) the remainder of the term of the Award, or (ii) three months (or twelve months in the case of death) from the date of such termination. In the case of the Participant's death, the Participant's beneficiary or estate may exercise the Option or SAR.

     (b) Eligible Retirement. In the event that the Participant's employment with the Corporation and/or any Subsidiary terminates by reason of Eligible Retirement, all Options or SARs held by the Participant shall vest on the same dates, and shall remain exercisable for the same periods, as if the Participant were still employed.

     (c) Other Termination. In the event that each of the Participant's employment terminates prior to a Change in Control for any reason other than death, Disability, or Eligible Retirement, the Award shall vest only to the extent it was vested on the date of the termination. To the extent an Option or SAR was vested on the date of termination, it shall remain exercisable until the earlier of (i) the remainder of the term of the Award, or (ii) three months from the date of such termination. In such circumstance, the Option or SAR shall only be exercisable to the extent that it was exercisable as of such termination date and shall not be exercisable with respect to any additional Shares.

11.3. ADDITIONAL FORFEITURE EVENTS. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 11.4 occurs (a "Forfeiture Event"), all of the following forfeitures will result:

     (a) The unexercised portion of any Option, whether or not vested, and any other Award not then settled will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

     (b) The Participant will be obligated to repay to the Corporation, in cash, within five business days after demand is made therefor by the Corporation, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award that occurred on or after
(i) the date that is six months before the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Corporation or a Subsidiary, or (ii) the date that is six months before the date the Participant's employment by, service as a Director with, or consulting arrangement with the Corporation or a Subsidiary terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. In the event the Employee shall fail to immediately pay the Corporation the amount of Award Gain, the Employee shall be liable to the Corporation for all cost, expenses and attorneys' fees incurred by the Employee in connection with collecting the Award Gain, plus interest at a per annum rate equal to the lower of 12% or the highest rate permitted by applicable law. For purposes of this Section 11.3, the term "Award Gain" shall mean (A) with respect to a given Option exercise, the product of (X) the Fair Market Value per Share at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the Option Price times (Y) the number of shares as to which the Option was exercised at that date, and (B) with respect to any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Shares paid or payable to the Participant less any cash or the Fair Market Value of any Shares or property (other than an Award or award that would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Corporation as a condition of or in connection such settlement.

11.4. EVENTS TRIGGERING FORFEITURE. The forfeitures specified in Section 11.3 will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by or during the one-year period following termination of such employment:

     (a) Noncompetition. The Employee accepts employment with, or retention by, any person or entity, or any affiliate of any person or entity, which manufactures or sells circuit protection products in competition with the Corporation or any of its Subsidiaries, as an officer, employee, consultant, agent, representative, or otherwise, or obtains any interest in any such person or entity, other than the ownership (individually or together with a group of persons acting in concert, as defined in the Exchange Act) or not more than 5% of the outstanding common stock of a publicly traded entity.

     (b) Non-Solicitation. The Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly, (i) induces or attempts to induce or hires or otherwise counsels, induces or attempts to induce or hire or otherwise counsel, advise, encourage or solicit any person to leave the employment of or the service for the Corporation or any Subsidiary, (ii) hires or in any manner employs or retains the services of any individual employed by or providing services to the Corporation or any Subsidiary as of the date of his or her termination of employment, or employed by or providing services to the Corporation or any Subsidiary subsequent to such termination, (iii) solicits, pursues, calls upon or takes away, any of the customers of the Corporation or any Subsidiary, (iv) solicits, pursues, calls upon or takes away, any potential customer of the Corporation or any Subsidiary that has been the subject of a bid, offer or proposal by the Corporation or any Subsidiary, or of substantial preparation with a view to making such a bid, proposal or offer, within six months before such Participant's termination of employment with the Corporation or any Subsidiary, or (v) otherwise interferes with the business or accounts of the Corporation or any Subsidiary.

     (c) Confidential Information. The Participant discloses to any person or entity or makes use of any "confidential or proprietary information" (as defined below in this subparagraph (b)) for his or her own purpose or for the benefit of any person or entity, except as may be necessary in the ordinary course of employment with or other service to the Corporation or any Subsidiary. Such "confidential or proprietary information" of the Corporation or any Subsidiary, includes, but is not limited to, the design, development, operation, building or manufacturing of automotive and truck interior and exterior components, lighting, bumper systems or other products manufactured and supplied by the Corporation and its Subsidiaries, the identity of the Corporation's or any Subsidiary's customers, the identity of representatives of customers with whom the Corporation or any Subsidiary has dealt, the kinds of services provided by the Corporation or any Subsidiary to customers and offered to be performed for potential customers, the manner in which such services are performed or offered to be performed, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software and hardware applications and other programs, personnel information, information identifying, relating to or concerning investors in the Corporation or any Subsidiary, joint venture partners of the Corporation or any Subsidiary, business partners of the Corporation or any Subsidiary or other entities providing financing to the Corporation or any Subsidiary, real estate and leasing opportunities, communications and telecommunications operations and processes, zoning and licensing matters, relationships with, or matters involving, landlords and/or property owners, and other trade secrets.

11.5. AGREEMENT DOES NOT PROHIBIT COMPETITION OR OTHER PARTICIPANT ACTIVITIES. Although the conditions set forth in this Section 11 shall be deemed to be incorporated into an Award, the Plan does not thereby prohibit the Participant from engaging in any activity, including but not limited to competition with the Corporation and its Subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in

Section 11.2 is a condition to the Participant's right to realize and retain value from his or her compensatory Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. This provision shall not preclude the Corporation and the Participant from entering into other written agreements concerning the subject matter of Sections 11.1 and 11.2 and, to the extent any terms of this Section 11 are inconsistent with any express terms of such agreement, this Section 11 shall not be deemed to modify or amend such terms.

11.6. COMMITTEE DISCRETION. The Committee may, in its sole discretion, waive in whole or in part the Corporation's right to forfeiture under this Section 11, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Corporation. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award. The Committee, in its sole discretion, may require an Employee, as a condition to his or her exercise of an Award or the settlement of an Award, to acknowledge in writing that he or she has not engaged, and is not in the process of engaging, in any of the activities described in Section 11.4.

                                   SECTION 12.
                           TRANSFERABILITY OF AWARDS;
                             BENEFICIARY DESIGNATION

12.1. LIMITS ON TRANSFERABILITY OF AWARDS.

     (a) Except as otherwise provided below, Awards may be exercisable only by the Participant during the Participant's lifetime, and Awards shall not be transferable other than by will or the laws of descent and distribution. Any purported transfer of any Award or any interest therein that does not comply with the terms of this Plan shall be null and void and confer no rights of any kind upon the purported transferee.

     (b) The Committee may, in its discretion, permit a Participant to transfer any Award other than an ISO to any family member of such Participant, subject to such restrictions and limitations as the Committee may provide; provided, however, that any such Award shall remain subject to all vesting, forfeiture, and other restrictions provided herein and in the Award Agreement to the same extent as if it had not been transferred; and provided further that in no event shall any transfer for value be permitted. For purposes of this Section 12.1(b), the terms "family member" and "transfer for value" have the same meaning as in the General Instructions to SEC Form S-8, or such other form as the SEC may promulgate in replacement thereof.

     (c) To the maximum extent permitted by law, no Award shall be subject, in whole or in part, to attachment, execution or levy of any kind; provided, however, that nothing contained herein shall affect the right of setoff set forth in Section 14.3.

     (d) Nothing contained in this Section 12.1 shall preclude a Participant from transferring Restricted Shares that have vested, or Shares that are issued in settlement of an Option, SAR, or Award of Performance Shares or Performance Units, subject to the remaining provisions of this Plan and applicable law.

12.2. DESIGNATION OF BENEFICIARY. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Secretary of the Corporation during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                   SECTION 13.
                     DEFERRALS;COMPLIANCE WITH SECTION 409A

13.1. PROHIBITION ON DEFERRALS OF OPTIONS, SARS AND RESTRICTED STOCK. No Participant shall have the right to defer the amount of Shares or cash payable upon the exercise or settlement of any Option or SAR, or the transfer of any Restricted Stock upon the vesting thereof.

13.2. DEFERRALS OF PERFORMANCE UNITS AND PERFORMANCE SHARES. The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant upon the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, subject to the following:

     (a) A deferral election may be made only at one of the following two times:

          (i) In the case of an Award that cannot vest (other than by reason of death, Disability, Eligible Retirement or a Change in Control) earlier than the first anniversary of the date of grant, not later than the earlier of thirty days after the date of grant or one year prior to the earliest date on which the Award may vest.

          (ii) In the case of an Award that is subject to a Performance Period of not less than one year, and the vesting of which is subject to the attainment of Performance Criteria that are established within the first 90 days of the Performance Period and that are not substantially certain of being achieved at the time of grant, not later than six months prior to the end of the Performance Period.

     (b) A deferral election shall state the time and manner of payment. Payment must either be on a specified date, at the time of the Participant's separation from service with the Corporation and its Subsidiaries as defined in IRS Proposed Regulations Section 1.409A-1(h), death, or Disability, or upon the occurrence of a Change in Control that also meets the requirements of IRS Proposed Regulations Section 1.409A-3(g)(5) (a "409A Change in Control.") Notwithstanding the foregoing:

          (i) An amount payable by reason of a separation from service to an Employee who is a "key employee" of the Corporation, as defined in IRS Proposed Regulations Section 1.409A-1(i), shall not be paid until six months after the separation from service, and any portion of such amount that would otherwise be payable during such six month period shall be paid instead at the end of such period.

          (ii) Payment of any amount that the Corporation reasonably determines would not be deductible by reason of Code Section 162(m) shall be deferred until the earlier of the earliest date on which the Corporation reasonably determines that the deductibility of the payment will not be so limited, or the year following the termination of employment.

         (iii) Any payment that the Corporation reasonably determines will violate a term of a loan agreement to which the Corporation is a party, or other similar contract to which the Corporation is a party, and such violation will cause material harm to the Corporation shall be deferred until the earliest date at which the Corporation reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to the Corporation.

          (iv) Any payment that the Corporation reasonably anticipates that will violate Federal securities laws or other applicable law will be deferred until the earliest date at which the Corporation reasonably anticipates that the making of the payment will not cause such violation.

          (v) The Committee may permit Participants to elect to further defer payments, provided that any such election is made not less than one year prior to the date on which the payment would otherwise be made, and that the deferral is for a period of at least five years.

     (c) No payment that a Participant has elected to defer pursuant to this
Section 13.2 may be paid at any earlier date, except in accordance with procedures adopted by the Committee in compliance with Code Section 409A.

13.3. COMPLIANCE WITH SECTION 409A. The provisions of this Plan, including but not limited to this Section 13, are intended to comply with the restrictions of Code Section 409A, including any final regulations issued pursuant thereto, and the Committee reserves the right to amend any provision of this Plan, or any outstanding Award, to the extent necessary to comply with Section 409A.

                                   SECTION 14.
                        RIGHTS AND OBLIGATIONS OF PARTIES

14.1. NO GUARANTEE OF EMPLOYMENT OR SERVICE RIGHTS. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment or consulting arrangement at any time, nor confer upon any Participant any right to continue in the employ of or consulting arrangement with the Corporation or any Subsidiary.

     For purposes of the Plan, temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Corporation and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment. Temporary cessation of the provision of consulting services because of illness, vacation or any other reason approved in advance by the Corporation shall not be considered a termination of the consulting arrangement or an interruption of the continuity thereof. Conversion of a Participant's employment relationship to a consulting arrangement shall not result in termination of previously granted Awards.

14.2. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.3. RIGHT OF SETOFF. The Corporation or any Subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Corporation or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Corporation, although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 14.

14.4. SECTION 83(B) ELECTION. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code
Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing before the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Corporation of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

14.5. DISQUALIFYING DISPOSITION NOTIFICATION. If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Corporation of such disposition within ten days thereof.

                                   SECTION 15.
                    AMENDMENT, MODIFICATION, AND TERMINATION

15.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Corporation's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. The Committee shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

15.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

SECTION 16. WITHHOLDING

16.1. TAX WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

16.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   SECTION 17.
                                   SUCCESSORS

     All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Corporation or otherwise.

                                   SECTION 18.
                                  MISCELLANEOUS

18.1. UNFUNDED PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Corporation's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

18.2. FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

18.3. COMPLIANCE WITH CODE SECTION 162(M). The Corporation intends that Options and SARs granted to Named Executive Officers and other Awards designated as Awards to Named Executive Officers shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 4.2, 6, 7, 8.5, 8.6, 9 and 10, including the definitions of Named Executive Officer and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Named Executive Officer with respect to a fiscal year that has not yet been completed, the term Named Executive Officer as used herein shall mean only a person designated by the Committee as likely to be a Named Executive Officer with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person sole discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

18.4. AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions, applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 19.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

18.5. GENDER AND NUMBER; HEADINGS. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

18.6. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.7. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.8. ADDITIONAL RESTRICTIONS ON TRANSFERS. The Committee may impose such restrictions on any Shares acquired pursuant to an Award, including Restricted Shares, Performance Shares, or Shares received upon exercise of an Option or SAR, as it may deem advisable. Such restrictions may include, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. As a condition of any issuance of Shares deliverable under the Plan, the Corporation may place legends on the shares, issue stop-transfer orders and require such agreements or undertakings from the Participant as the Committee may deem necessary or advisable to assure compliance with any such restriction.

18.9. GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                    EXHIBIT B

The text of the Directors Plan as amended if approved by the Stockholders of the company is as set forth below:

              LITTELFUSE, INC. OUTSIDE DIRECTORS' STOCK OPTION PLAN

                                   SECTION 1.

                     ESTABLISHMENT, OBJECTIVES AND DURATION

1.1. ESTABLISHMENT. Subject to the approval of the stockholders of Littelfuse, Inc. (the "Corporation"), the Corporation has established the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Plan"), as set forth herein, effective as of March 1, 2006. The Plan supercedes and replaces (subject to the last sentence of Section 1.4) the Stock Plan for New Directors of Littelfuse, Inc., and, to the extent such plans provided for grants to outside Directors, the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans"), except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards.

1.2. PURPOSE. The purpose of the Plan is to enhance stockholder value by attracting and retaining the services of outside directors of outstanding talent. To accomplish the foregoing, the Plan provides for the automatic grant of nonqualified stock options to outside directors.

1.3. DURATION. The Plan shall remain in effect, subject to the right of the Corporation's Board of Directors to amend or terminate the Plan at any time pursuant to Section 6, until all Shares subject to the Plan shall have been purchased or granted according to the Plan's provisions.

1.4. APPROVAL BY STOCKHOLDERS. The Plan has been adopted by the Board of Directors subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called, and if the Plan is not so approved by December 31, 2006, the Plan shall be null and void. Options may be granted under this Plan prior to stockholder approval only to the extent that there are shares remaining outstanding for grant pursuant to the Stock Plan for New Directors of Littelfuse, Inc., and if the Plan is not approved by the Shareholders any Options so granted shall be treated as having been granted under such Plan.

                                   SECTION 2.

                                   DEFINITIONS

Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

2.1. "BOARD" means the Board of Directors of the Corporation.

2.2. "CHANGE IN CONTROL" means, unless the Committee otherwise determines, the occurrence of any of the following events:

     (a) a business combination, including a merger or consolidation, of the Corporation and the stockholders of the Corporation prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

     (b) a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Corporation to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

     (c) the liquidation of the Corporation;

     (d) one or more transactions which result in the acquisition by any person or associated group of persons (other than the Corporation, any employee benefit plan whose beneficiaries are Employees of the Corporation or any of its Subsidiaries, or TCW Special Credits or any of its affiliates) of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the Common Stock of the Corporation, securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Corporation which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions; or

     (e) the election or appointment, within a twelve (12) month period, of any person or affiliated or associated group, or its or their nominees, to the Board , such that such persons or nominees, when elected or appointed, constitute a majority of the Board and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person.

     (f) Any occurrence of any transaction or event, or series of transactions or events, designated by the Committee in the Option Agreement.

     For purposes of this definition, an "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Stock of the Corporation then outstanding, except that an Acquiring Person does not include the Corporation or any employee benefit plan of the Corporation or any of its Subsidiaries or any person holding Common Stock of the Corporation for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common Stock of which a person is a beneficial owner shall be calculated in accordance with Rule 13d-e of the Exchange Act.

2.3. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

2.4. "COMMITTEE" means the Committee appointed to administer the Plan, as provided in Section 3.

2.5. "CORPORATION" means Littelfuse, Inc., a Delaware corporation, and any successor to such entity as provided in Section 8.

2.6. "DISABILITY" means the inability of the Outside Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee, based upon medical evidence.

2.7. "EFFECTIVE DATE" means March 1, 2006.

2.8. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.9. "FAIR MARKET VALUE" means if the Shares are duly listed on a national securities exchange or on The Nasdaq National Stock Market, the closing price of the Common Stock for the date on which the option is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares or not so listed, the fair market value of the Shares for the date on which the option is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in Section 4.2.

2.10. "OPTION" means a nonqualified option to purchase Shares granted to an Outside Director, as described in Section 5.

2.11. "OPTION AGREEMENT" means a written agreement between the Corporation and each Outside Director that sets forth the terms and provisions applicable to an Option granted to the Outside Director under the Plan, and is a condition to the grant of an Option hereunder.

2.12. "OPTION PRICE" means the per share purchase price of a Share purchased pursuant to an Option.

2.13. "OUTSIDE DIRECTOR" means any member of the Board who is not an employee of the Corporation or any Subsidiary.

2.14. "PLAN" means the Littelfuse, Inc. Outside Directors' Stock Option Plan, as set forth herein.

2.15. "SHARE" OR "SHARES" means shares of common stock of the Corporation.

2.16. "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Corporation is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

                                   SECTION 3.

                                 ADMINISTRATION

     3.1. PLAN ADMINISTRATION. The Compensation Committee, or any other committee appointed by the Board, shall administer the Plan. The Committee or other committee appointed to administer the

Plan shall consist of not fewer than two Directors who are non-Employee Directors of the Corporation, within the meaning of Rule 16b-3 of the Exchange Act. The Board may, from time to time, remove members from, or add members to, the Committee. Any vacancies on the Committee shall be filled by members of the Board.

If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Committee (or the Board, if applicable) at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Committee (or the Board, as the case may be), shall be valid acts of the Committee (or the Board, as the case may be).

3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Corporation, and subject to the provisions herein, the Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations consistent with the terms of the Plan for the Plan's administration; provided that the Committee shall not have the authority to amend any Option to reduce its exercise price except pursuant to Section 4.2. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Corporation, its stockholders, Outside Directors, and their estates and beneficiaries.

                                   SECTION 4.

                           SHARES SUBJECT TO THE PLAN

4.1. SHARES AVAILABLE FOR OPTIONS.

     (a) The Shares available for Options may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Corporation. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Options may be granted shall not exceed 250,000 Shares, subject to adjustment as provided in Section 4.2. The number of Shares reserved for issuance under this Plan as set forth above shall include all reserved but unissued shares under the Stock Plan for New Directors of Littelfuse, Inc. and no additional awards shall be granted to Outside Directors under the Stock Plan for New Directors of Littelfuse, Inc (unless this Plan is not approved by the stockholders as provided in Section 1.4).

     (b) Upon a cancellation, termination, expiration without exercise, forfeiture, or lapse for any reason of any Option, or any option issued under the Stock Plan for New Directors of Littelfuse, Inc., the number of Shares underlying any such option that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Options under the Plan. All Shares issued in settlement of an Option, or withheld for payment of the Exercise Price or any tax imposed upon the exercise or settlement of the Option, shall reduce the total number of Shares available under the Plan and shall not again be available for the grant of any Award hereunder.

4.2. ADJUSTMENTS. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of Shares available thereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Shares other than a normal cash dividend, changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Shares generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, and restricted units including in the Committee's discretion revision of outstanding Options so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an Option may be exercised at any time. Any fractional shares resulting from such adjustments to Options shall be eliminated.

                                   SECTION 5.

                                  STOCK OPTIONS

5.1. GRANT OF OPTIONS AND OPTION AGREEMENT.

     (a) Provided that this Plan is approved by the stockholders as provided in
Section 1.4, each Outside Director shall be automatically granted an Option to purchase 5,000 Shares on the date of each annual meeting of the Board, commencing with 2006, without further action by the Board or Committee: Any Outside Director may waive his or her right to be granted any of such Options. In the event that any grant of Options pursuant to this Section 5.1 would exceed the number of Shares available for Option grants under the Plan, the number of Shares covered by the Option granted to each Outside Director eligible to receive such grant shall be proportionately prorated.

     (b) Option Agreement. The Corporation and each Outside Director to whom an Option is granted shall execute an Option Agreement, effective as of the grant date, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

5.2. OPTION PRICE. The Option Price for each Option shall be equal to the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently reduced by the Committee except pursuant to Section 4.2.

5.3. TERM AND VESTING OF OPTIONS.

     (a) The term of each Option granted to an Outside Director pursuant to this Plan shall be ten (10) years, subject to earlier termination in the event of a termination of the Outside Director's service as provided below, and in no event shall any Option be exercisable more than ten (10) years after the date of grant. exercisable as follows.

     (b) Each Option granted to an Outside Director shall vest and become exercisable with respect to a percentage of the number of Shares subject to such Option on anniversaries of the date of grant, in accordance with the following table:

Number of years elapsed since the   Percent of Shares for which
date of grant of the Option         the Option is exercisable
---------------------------------   ---------------------------
Less than one                                     0%
One but less than two                            20%
Two but less than three                          40%
Three but less than four                         60%
Four but less than five                          80%
Five or more                                    100%

5.4. TERMINATION OF MEMBERSHIP ON BOARD.

     (a) Death, Disability, or Change in Control. In the event that an Outside Director's membership on the Board terminates by reason of death or Disability, or following a Change in Control, all Shares covered by his or her Options shall immediately become fully vested and shall remain exercisable until the earlier of (i) the remainder of the term of the Option, or (ii) three months (or twelve months in the case of death) from the date of such termination. In the case of the Outside Director's death, the Outside Director's beneficiary or estate may exercise the Option.

     (b) Other Termination. In the event that each of the Outside Director's membership on the Board terminates prior to a Change in Control for any reason other than death or Disability, his or her Options, to the extent vested on the date of the termination, shall remain exercisable until the earlier of (i) the remainder of the term of the Option, or (ii) three months from the date of such termination. In such circumstance, the Option shall only be exercisable to the extent that it was exercisable as of such termination date and shall not be exercisable with respect to any additional Shares.

     (c) Employment of Outside Director. An Outside Director who becomes an employee of the Company or any Subsidiary shall not forfeit any Options granted hereunder by reason of such employment regardless of whether he continues to be a member of the Board. Such person's Options shall continue to vest under the schedule provided in Section 5.3 and, if such person's employment with the Company and all Subsidiaries is terminated while any portion of his Options remains unexercised, the provisions of paragraphs (a) and (b) shall be applied by reference to his termination of employment.

5.5. EXERCISE AND PAYMENT. Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Corporation in full either:

     (a) in cash or its equivalent,

     (b) by tendering previously acquired Shares that have been held for at least six months (or such longer period to avoid a charge to earnings for financial reporting purpose) and having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or

     (c) a combination (i) and (ii).

     In addition, payment of the Option Price may be payable by one or more of the following methods either upon written consent from the Committee or if one or more of the following methods will not result in a charge to earnings for financial reporting purposes:

     (d) by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

     (e) by cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the purchase price.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Outside Director, in the Outside Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). No Outside Director shall have any rights of shareholder with respect to Shares subject to an Option, including any right to receive dividends, to vote, or to participate in the equity of the Company, until such Option has been exercised and payment made in full as provided herein.

5.6. NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in a Outside Director's Option Agreement, or as permitted by the Committee, no Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Options granted to a Outside Director shall be exercisable during his or her lifetime only by such Outside Director

5.7. PROHIBITION ON DEFERRALS. No Outside Director shall have the right to defer the receipt of Shares upon the exercise of any Option.

                                   SECTION 6.

                    AMENDMENT, MODIFICATION, AND TERMINATION

6.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may amend, suspend or terminate the Plan without the consent of stockholders; provided, however, that any amendment to the Plan shall be submitted to the Corporation's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval. The Committee shall have no authority to waive or modify any other Option after the Option has been granted to the extent that the waived or modified term was mandatory under the Plan.

6.2. OPTIONS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Outside Director holding such Option.

                                   SECTION 7.

                                   WITHHOLDING

7.1. TAX WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Outside Director to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

7.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, Outside Directors may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Outside Director, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   SECTION 8.

                                   SUCCESSORS

     All obligations of the Corporation under the Plan with respect to Options granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Corporation or otherwise.

                                   SECTION 9.

                                  MISCELLANEOUS

9.1. FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

9.2. DIRECTORS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Option under the Plan made to or held by a Outside Director who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Option shall conform to laws, regulations, and customs of the country in which the Outside Director is then resident or primarily employed, or so that the value and other benefits of the Option to the Outside Director, as affected by foreign tax laws and other restrictions, applicable as a result of the Outside Director's residence or employment abroad shall be comparable to the value of such an Option to a Outside Director who is resident or primarily employed in the United States. An Option may be modified under this Section 9.2 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Outside Director whose Option is modified.

9.3. GENDER AND NUMBER; HEADINGS. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

9.4. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.5. REQUIREMENTS OF LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

9.6. ADDITIONAL RESTRICTIONS ON TRANSFERS. The Committee may impose such restrictions on any Shares acquired pursuant to exercise of an Option as it may deem advisable. Such restrictions may include, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. As a condition of any issuance of Shares deliverable under the Plan, the Corporation may place legends on the shares, issue stop-transfer orders and require such agreements or undertakings from the Outside Director as the Committee may deem necessary or advisable to assure compliance with any such restriction.

9.7. GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   Proxy Card

PROXY                           LITTELFUSE, INC.

                  PROXY CARD FOR ANNUAL MEETING ON MAY 5, 2006

     The undersigned hereby appoints Philip G. Franklin and Mary S. Muchoney, jointly and severally, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday May 5, 2006, at 9:00 a.m. local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

     (1) Election of six nominees to the Board of Directors to serve terms of one year or until their successors are elected.

          [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
              (Except as marked to the            to vote for all nominees
              contrary below)                     listed below

               John P. Driscoll, Anthony Grillo, Gordon Hunter, Bruce A. Karsh, John E. Major and Ronald L. Schubel

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)

     (2) Approval and ratification of the Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 30, 2006.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     (3) Approval of the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan") which would supersede and replace the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                 (Continued, and to be signed on the other side)

     (4) Approval of the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Directors Plan") which would supersede and replace the Stock Plan for New Directors of Littelfuse, Inc.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

The Board of Directors unanimously recommends a vote "FOR" these proposals set forth in (1) through (4) above.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

Account ______________   No. of Shares ______________   Proxy No. ______________

This proxy will be voted as directed, or if no instructions are given, it will be voted "FOR" election of all nominees as Directors of the Company, "FOR" approval and ratification of the appointment of independent auditors, "FOR" approval of the Equity Plan, "FOR" approval of the Directors Plan, and in the discretion of the named proxies upon such other matters as may properly come before the Annual Meeting or an adjournment thereof.

                                        Dated:              , 2006
                                               -------------


                                        ----------------------------------------
                                        (Signature)


                                        ----------------------------------------
                                        (Signature)

Please sign exactly as name appears on stock certificate(s). Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in limited liability company name by authorized person. If stock is registered in two names, both should sign.

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.